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As filed with the Securities and Exchange Commission on November 15, 2000.

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Registration Nos. 333-84701
811-7543

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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
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Post-Effective Amendment No. 2	[X]

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and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

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Amendment No. 56	[X]

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Variable Account A

(Exact name of Registrant)

Keyport Life Insurance Company

(Name of Depositor)

125 High Street, Boston Massachusetts 02110

(Address of Depositor's Principal Executive Offices (Zip Code)

Depositor's Telephone Number, including Area Code: 617-526-1400

Bernard R. Beckerlegge, Esq.

Senior Vice President and General Counsel

Keyport Life Insurance Company

125 High Street, Boston, Massachusetts 02110

(Name and Address of Agent for Service)

copy to:

Joan E. Boros, Esq.

Jorden Burt Boros Cicchetti Berenson & Johnson LLP

1025 Thomas Jefferson Street, N.W.

Washington, DC 20007

It is proposed that this filing will become effective:

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(X) immediately upon filing pursuant to paragraph (b) of Rule 485

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( ) on [date] pursuant to paragraph (b) of Rule 485

( ) 60 days after filing pursuant to paragraph (a) of Rule 485

( ) on [date] pursuant to paragraph (a) of Rule 485

Title of Securities Being Registered: Variable Portion of the Contracts Funded Through the Separate Account.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

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Exhibit Index on Page ____

CONTENTS OF REGISTRATION STATEMENT

The Facing Sheet

The Contents Page

Cross-Reference Sheet

PART A

Prospectus

PART B

Statement of Additional Information

PART C

Items 24 - 32

The Signatures

Exhibits

PART A

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Prospectus for
The Stein Roe Variable Annuity
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
issued by
Variable Account A
of
Keyport Life Insurance Company
125 High Street
Boston, Massachusetts 02110

Service Office:
Keyport Life Insurance Company
P.O. Box 691
Leesburg, VA 20178
(877) 569-3789

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This prospectus describes the Stein Roe variable annuity Contracts offered by Keyport Life Insurance Company. This Contract may be sold under different names. Most transactions involving this Contract may be performed through the Internet Service Center.

The value of your Contract will fluctuate on a variable basis. The Contract is designed to help you in your retirement planning. You may purchase it on a tax qualified or non-tax qualified basis.

To apply for the Contract, you must be of legal age, in a state where the Contracts may lawfully be sold.

You may not purchase a Contract if either you or the Annuitant is over 90 years old before we receive your application. You may not purchase a tax-qualified Contract if you or the Annuitant are over 75 years old before we receive your application ( age 90 applies to Roth IRAs).

The minimum initial purchase payment for the Contract in most cases is $1,000. The minimum initial purchase payment is less than $1,000 if you elect to have monthly electronic fund transfers. After the initial purchase payment, the minimum subsequent payment is $100. We reserve the right to limit the total purchase payments made under this Contract to $5,000,000.

We will allocate your purchase payments to the investment options in the proportions you choose. The Contract currently offers thirteen investment options, each of which is a Sub-account of Variable Account A. Currently, you may choose among the Sub-accounts investing in the following Eligible Funds:

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LIBERTY VARIABLE INVESTMENT TRUST: Colonial High Yield Securities Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Colonial U.S. Growth & Income Fund, Variable Series; Newport Tiger Fund, Variable Series; and Stein Roe Global Utilities Fund, Variable Series

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STEINROE VARIABLE INVESTMENT TRUST: Stein Roe Balanced Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Money Market Fund, Variable Series; and Stein Roe Mortgage Securities Fund, Variable Series

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WANGER ADVISORS TRUST: Wanger Foreign Forty fund; Wanger International Small Cap fund; Wanger Twenty fund; Wanger U.S. Small Cap fund

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Prospectuses for the Eligible Funds are attached. The purchase of a Contract involves certain risks. Investment performance of the Eligible Funds to which you may allocate purchase payments may vary. We do not guarantee any minimum Contract Value under the Contract. An investment in the Stein Roe Money Market Sub-account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Stein Roe Money Market Sub-account seeks to preserve the value of your investment at $1.00 per share it is possible to lose money by investing in the Stein Roe Money Market Sub-account.

This prospectus contains important information about the Contract you should know before investing. You should read it before investing and keep it for future reference. You may download or print the prospectus from our website. If you prefer a paper copy of this prospectus or the prospectuses for the Eligible Funds, please call or write our Service Office at the address above.

We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this prospectus and is incorporated by reference in this prospectus. A table of contents for the SAI appears on the last page of this prospectus. If you would like a free paper copy of this SAI, e-mail Help@mail.annuitynet.com or call the telephone number provided above. The SAI is also available through the SEC website (http://www.sec.gov). In addition, other information regarding the Company and the Separate Account is available through the SEC website or, if you prefer a paper copy, you may send an e-mail request to our Internet Service Center or by calling the telephone number above.

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The date of this prospectus is November 15, 2000.

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The SEC has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Definitions
Summary of Contract Features
Fee Table
Example
Explanation of Fee Table and Example
Condensed Financial Information
Performance Information
Keyport and the Variable Account
Purchase Payments and Applications
Investments of the Variable Account
  Allocations of Purchase Payments
  Eligible Funds
  Transfer of Variable Account Value
  Limits on Transfers
  Substitution of Eligible Funds and Other Variable Account Changes
Deductions
  Deductions for Annuity Asset Charge
  Deductions for Transfers of Variable Account Value
  Deductions for Premium Taxes
  Deductions for Income Taxes
  Total Variable Account Expenses
The Contracts
  Variable Account Value
  Valuation Periods
  Calculation of Contract Value
  Modification of the Contract
  Right to Revoke
Death Benefit Provisions
  Death of Annuitant
Contract Ownership
Assignment
Partial Withdrawals and Surrender
Annuity Provisions
  Annuity Benefits
  Annuity Option and Income Date
  Annuity Options
  Variable Annuity Payment Values
  Proof of Age, Sex, and Survival of Annuitant
Suspension of Payments
Advertising
Tax Status
  Introduction
  Taxation of Annuities in General
  Qualified Plans
  Individual Retirement Annuities
  Annuity Purchases by Nonresident Aliens
Variable Account Voting Privileges
Sales of the Contracts
Legal Proceedings
Records and Reports
Inquiries by Contract Owners
Table of Contents--Statement of Additional Information

DEFINITIONS

Accumulation Unit: A unit of measurement that we use to calculate Variable Account Value.

Annuitant: The natural person on whose life annuity benefits are based starting on the Income Date.

Annuity Option: A form of payment of the annuity available under the Contract.

Annuity Payment: An amount paid at regular intervals after the Income Date under one of several Annuity Options. The amount paid may vary.

Annuity Unit: A unit of measure used to calculate the amount of Annuity Payments after the Income Date.

Contract: The variable annuity contract between you and us.

Contract Anniversary: Each anniversary of the Contract Date.

Contract Date: The date your Contract becomes effective. The date we receive your completed application and initial purchase payment.

Contract Owner ("you"): The person(s) having the privileges of ownership defined in the Contract.

Contract Value: The value of all Variable Account amounts at a given time.

Contract Year: Each 12-month period beginning on the Contract Date and each Contract Anniversary thereafter.

Company ("we", "us", "our", "Keyport"): Keyport Life Insurance Company.

Designated Beneficiary: The person you designate to receive any death benefits under the Contract.

Eligible Funds: The underlying mutual funds in which the Variable Account invests.

In Force: The status of your Contract before the Income Date, as long as:

(1)	you do not totally surrender it,
(2)	your Contract Value is greater than zero, and
(3)	if the Annuitant or any Contract Owner has died, fewer than five years have passed since the date of death.

Income Date: The date on which Annuity Payments are to begin.

Internet Service Center: The Internet site that provides variable annuity contract documents and information to current and prospective Contract Owners and through which various transactions may be performed. Certain of these transactions may require faxed or mailed signatures.

Net Asset Value: The difference between the value of assets and the amount of liabilities.

Non-Qualified Contract: Any Contract that is not issued under a Qualified Plan.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan which receives special tax treatment under Sections 401, 403(b), 408(b) or 408A of the Internal Revenue Code ("Code") or a deferred compensation plan for a state and local government or another tax exempt organization under Section 457 of the Code.

Sub-account: The portion of the Variable Account that invests in shares of a particular Eligible Fund.

Valuation Date: Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation Period: The period commencing at the close of trading (currently 4:00 p.m. EST) on each day that the NYSE is open for trading (in other words, the Valuation Date) and ending at the close of such trading on the next succeeding Valuation Date.

Variable Account: Variable Account A that is a separate investment account of the Company into which purchase payments under the Contracts may be allocated. The Variable Account is divided into Sub-accounts, each of which invests in shares of an Eligible Fund.

SUMMARY OF CONTRACT FEATURES

Because this is a summary, it does not contain all of the information that may be important to you. You should read the entire prospectus before deciding to invest. Further, individual state requirements that are different from the information in this prospectus are described in supplements to this prospectus or in endorsements to the Contract.

WHAT ARE MY INVESTMENT CHOICES? You can allocate and reallocate your investment among the Sub-accounts of the Variable Account, each of which in turn invests in one of the following Eligible Funds:

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Liberty Variable Investment Trust ("Liberty Trust")
  Colonial High Yield Securities Fund, Variable Series ("Colonial High Yield Securities")
  Colonial Strategic Income Fund, Variable Series ("Colonial Strategic Income")
  Colonial U.S. Growth & Income Fund, Variable Series ("Colonial U.S. Growth & Income")
  Newport Tiger Fund, Variable Series ("Newport Tiger")
  Stein Roe Global Utilities Fund, Variable Series ("Stein Roe Global Utilities")

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SteinRoe Variable Investment Trust ("SteinRoe Trust")
  Stein Roe Balanced Fund, Variable Series ("Stein Roe Balanced")
  Stein Roe Growth Stock Fund, Variable Series ("Stein Roe Growth Stock")
  Stein Roe Money Market Fund, Variable Series ("Stein Roe Money Market")
  Stein Roe Mortgage Securities Fund, Variable Series ("Stein Roe Mortgage Securities")

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Wanger Advisors Trust ("Wanger Trust")
  Wanger Foreign Forty fund ("Wanger Foreign Forty")
  Wanger International Small Cap fund ("Wanger International Small Cap")
  Wanger Twenty fund ("Wanger Twenty")
  Wanger U.S. Small Cap fund ("Wanger U.S. Small Cap")

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HOW DOES THE CONTRACT WORK? During the accumulation period, you may make purchase payments to us. Prior to annuitization, you may choose to withdraw some or all of your Contract Value. When you begin Annuity Payments, your periodic Annuity Payments will be based upon your Contract Value on the Income Date. Subsequently, Annuity Payments will vary depending upon the performance of the Funds you select. (See "The Contracts".)

WHAT CAN I DO THROUGH THE INTERNET SERVICE CENTER? Most transactions associated with your Contract can be accomplished through the Internet Service Center. We will send you information concerning your Contract, and you can receive documents concerning your Contract, through the Internet Service Center. You can monitor the status of your Contract, move funds from one Sub-account to another, change your e-mail or mailing address, etc., all through the Internet Service Center. For security reasons, we may issue you a PIN or password which you will use to access the Internet Service Center. Certain transactions, however, such as a change of Beneficiary or certain withdrawals of funds from the Contract, may not be completed through the Internet Service Center, but will also require a signed request that is faxed or mailed to our Service Office.

WHAT CHARGES ARE ASSOCIATED WITH THIS CONTRACT? We apply an annual charge totaling .65% to the daily net asset value of the Variable Account. (See "Deductions".)

Each Eligible Fund also has additional operating expenses associated with its daily operation. Finally, each fund pays a management fee to its investment advisors based upon the average daily net asset value of the Fund. See the FEE TABLE. These fees and expenses are more fully described in the prospectuses for the funds.

If your state assesses a premium tax with respect to your Contract, we will deduct those amounts upon full surrender (including a surrender for the Death Benefit) or annuitization.

HOW WILL MY ANNUITY PAYMENTS BE CALCULATED? If you decide to annuitize, you elect an Annuity Option. Your periodic payment will be based upon the Annuity Option you selected, the changing values of the Sub-accounts in which you have invested, and your age at the Income Date. (See "Annuity Options".) Remember that you will benefit from any gain, and bear the risk of any drop, in the value of the securities in the Sub-accounts of the Variable Account.

WHAT HAPPENS IF I DIE BEFORE I ANNUITIZE? We will pay to your designated beneficiary the greater of your Contract Value or the sum of your purchase payments adjusted for partial withdrawals. (See "Death Provisions".)

MAY I SURRENDER THE CONTRACT OR MAKE A WITHDRAWAL? Yes. (See "Partial Withdrawals and Surrender".) You will be subject to income taxes on any earnings you withdraw and you may also be subject to a 10% income tax penalty. (See "Tax Status".)

DO I GET A FREE LOOK AT THIS CONTRACT? Yes. If within ten days (or a longer period if required by law) of the date you receive the signed Contract through the Internet Service Center, you cancel the Contract through the Internet Service Center or return it, postage prepaid, to the Service Office of Keyport, it will be canceled. During this period (the "Right to Revoke Period"), your purchase payments will be invested in the Stein Roe Money Market Sub-account. (See "Right to Revoke".)

FEE TABLE

Contract Owner Transaction Expenses
Sales Load Imposed on Purchases:	0%
Maximum Surrender Charge
(as a percentage of purchase payments):	0%

Annual Contract Maintenance Charge:	$0

Transfer Charge (Maximum of $10):	$0
(Currently waived. See "Limits on Transfers".)

Variable Account Annual Expenses
(as a percentage of average net assets)
Annuity Asset Charge:	.65%
(This charge is for administrative, mortality and expense risk fees. See "Deductions".)

Total Variable Account Annual Expenses:	.65%

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Liberty Trust, SteinRoe Trust and Wanger Trust Annual Expenses1
After any Fee Waivers and/or Expense Reimbursements (Numbers in Parentheses Represent Expenses Before Any Such Waivers and/or Reimbursements)2
(as a percentage of average net assets)
		Total Fund
Management	Other	Operating
Fund	Fees	Expenses	Expenses

Colonial High Yield Securities	.12%	.68%	.80%(1.28%)
Colonial Strategic Income	.65%	.10%	.75%
Colonial U.S. Growth & Income	.80%	.08%	.88%
Newport Tiger	.90%	.31%	1.21%
Stein Roe Global Utilities	.65%	.12%	.77%
Stein Roe Balanced	.45%	.18%	.63%
Stein Roe Growth Stock	.50%	.17%	.67%
Stein Roe Money Market	.35%	.17%	.52%
Stein Roe Mortgage Securities	.40%	.24%	.64%
Wanger Foreign Forty	1.00%	.45%(2.45%)	1.45%(3.45%)
Wanger International Small Cap	1.25%	.24%	1.49%
Wanger Twenty	.95%	.40%(1.17%)	1.35%(2.12%)
Wanger U.S. Small Cap	.95%	.07%	1.02%

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The above expenses for the Eligible Funds were provided by the Funds. We have not independently verified the accuracy of the information.

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1All Trust and Fund expenses are for 1999. The Liberty Trust, SteinRoe Trust and Wanger Trust expenses reflect such Trust's manager's agreement to reimburse expenses above certain limits (see footnote 2).

2The manager of Liberty Trust has agreed until April 30, 2001 to reimburse all expenses, including management fees, but excluding interest, taxes, brokerage, and other expenses which are capitalized in accordance with accepted accounting procedures, and extraordinary expenses, in excess of the following percentage of average net assets of each Eligible Fund: 1.00% Colonial U.S. Growth & Income and Stein Roe Global Utilities; 1.75% for Newport Tiger; and .80% for Colonial High Yield Securities and Colonial Strategic Income. The Liberty Trust's manager was not required to reimburse expenses as of May 1, 2000 for Colonial Strategic Income, Colonial U.S. Growth and Income, Newport Tiger and Stein Roe Global Utilities. For any other fund, the following percentages are what the expenses would have been in 1999 without any expense reimbursement: for Colonial High Yield Securities--.60% for management fees and 1.28% for total expenses.

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The manager of SteinRoe Trust has agreed until April 30, 2001 to reimburse all expenses, including management fees, in excess of the following percentage of the average net assets of the following Eligible Funds: for Stein Roe Balanced--.75%; for Stein Roe Growth Stock--.80%; for Stein Roe Mortgage Securities--.70%; and for Stein Roe Money Market--.65%. The SteinRoe Trust's manager was not required to reimburse expenses as of May 1, 2000.

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The manager of Wanger Trust has agreed to reimburse total operating expenses in excess of the following percentage of average net assets of the following Eligible Funds: 1.35% for Wanger Twenty; 1.45% for Wanger Foreign Forty and 2.00% for Wanger International Small Cap and Wanger U.S. Small Cap. Each percentage shown in the parentheses is what the expenses would be in the absence of expense reimbursement: for Wanger Twenty - 1.17% for Other Expenses and 2.12% for Total Expenses; for Wanger Foreign Forty - 2.45% for Other Expenses and 3.45% for Total Expenses. The manager was not required to reimburse expenses of Wanger International Small Cap and Wanger U.S. Small Cap as of September 29, 2000.

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EXAMPLE

Example 1. If your Contract stays in force through the periods shown or is surrendered or annuitized at the end of the periods shown, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets. The example assumes that the fee waivers described above continue throughout the period shown.

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Sub-account	1 Year	3 Years	5 Years	10 Years

Colonial High Yield Securities	15	47	86	211
Colonial Strategic Income	14	46	83	205
Colonial U.S. Growth & Income	15	50	90	222
Newport Tiger	19	60	109	267
Stein Roe Global Utilities	14	46	84	207
Stein Roe Balanced	13	42	76	188
Stein Roe Growth Stock	13	43	78	194
Stein Roe Money Market	12	38	70	173
Stein Roe Mortgage Securities	13	42	76	189
Wanger Foreign Forty	21	68	123	298
Wanger International Small Cap	21	69	125	303
Wanger Twenty	20	65	117	285
Wanger U.S. Small Cap	17	54	98	241

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EXPLANATION OF FEE TABLE AND EXAMPLE

The purpose of the fee table is to illustrate the expenses you may directly or indirectly bear under a Contract. The table reflects expenses of the Variable Account as well as the Eligible Funds. You should read "Deductions" in this prospectus and the sections relating to expenses of the Eligible Funds in their prospectuses. The fee table and example does not include any taxes or tax penalties you may be required to pay if you surrender your Contract.

The example assumes you did not make any transfers. We reserve the right to impose a transfer fee after we notify you. Currently, we do not impose any transfer fee. Premium taxes are not shown. We deduct the amount of any premium taxes (which currently range from 0% to 5%) when paid.

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The example should not be considered a representation of past or future expenses and charges of the Sub-accounts. Your actual expenses may be greater or less than those shown. Similarly, the 5% annual rate of return assumed in the example is not an estimate or a guarantee of future investment performance. See "Deductions" in this prospectus, "Trust Management Organizations" and "Expenses of the Funds" in the prospectus for Liberty Trust, "How the Funds are Managed" in the prospectus for SteinRoe Trust, and "Management Fees" in the prospectus for Wanger Trust.

CONDENSED FINANCIAL INFORMATION
	Accumulation Unit Values*

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Year**	of Year	of Year	Year

Colonial High Yield Securities	$10.000	$10.021	0	1999
Available in 1999 but no accumulation units were purchased

Colonial Strategic Income	10.000	10.027	0	1999
Available in 1999 but no accumulation units were purchased

Colonial U.S. Growth & Income	10.000	10.294	0	1999
Available in 1999 but no accumulation units were purchased

Newport Tiger	10.000	10.436	0	1999
Available in 1999 but no accumulation units were purchased

Stein Roe Global Utilities	10.000	10.449	0	1999
Available in 1999 but no accumulation units were purchased

Stein Roe Balanced	10.000	10.228	0	1999
Available in 1999 but no accumulation units were purchased

Stein Roe Growth Stock	10.000	10.363	0	1999
Available in 1999 but no accumulation units were purchased

Stein Roe Money Market	10.000	10.017	0	1999
Available in 1999 but no accumulation units were purchased

Stein Roe Small Mortgage Securities	10.000	10.008	0	1999
Available in 1999 but no accumulation units were purchased

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* Accumulation Unit Values are rounded to the nearest tenth of a cent and numbers of accumulation units are rounded to the nearest whole number.

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** Each value is as of the date the Eligible Fund Sub-account first became available.

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Our full financial statements and those for the Variable Account are in the Statement of Additional Information.

PERFORMANCE INFORMATION

The Variable Account may from time to time advertise certain performance information concerning its various Sub-accounts.

Performance information is not an estimate or guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular Contract Owner.

The Sub-accounts may advertise total return information for various periods of time. Total return performance information is based on the overall percentage change in value of a hypothetical investment in the Sub-account over a given period of time.

The Sub-accounts may present, along with any current required performance information, additional total return information that is computed on a different basis. Certain of the Eligible Funds have been available for other variable annuity contracts prior to the beginning of the offering of the Contracts described in this prospectus. Any performance information for such periods will be based on the historical results of the Eligible Funds and applying the fees and charges of the Contract for the specified time periods.

The Stein Roe Money Market Sub-account is a money market Sub-account that also may advertise yield and effective yield information. The yield of the Sub-account refers to the income generated by an investment in the Sub-account over a specifically identified seven-day period. We annualize this income by assuming that the amount of income generated by the investment during that week is generated each week over a 52-week period. It is shown as a percentage. The yield reflects the deduction of all charges assessed against the Sub-account but does not include premium tax charges. The yield would be lower if those charges were included.

We calculate the effective yield of the Stein Roe Money Market Sub-account in a similar manner but, when annualizing the yield, we assume income earned by the Sub-account is reinvested. This compounding effect causes effective yield to be higher than yield.

KEYPORT AND THE VARIABLE ACCOUNT

We were incorporated in Rhode Island in 1957 as a stock life insurance company. Our executive and administrative offices are at 125 High Street, Boston, Massachusetts 02110. Our home office is at 695 George Washington Highway, Lincoln, Rhode Island 02865. The mailing address of our Service Office is Post Office Box 691, Leesburg, Virginia 20178. Our Internet Service Center is http://www.AnnuityNet.com.

We write individual life insurance and individual and group annuity contracts that are "non-participating". That is, we do not pay dividends or benefits based on our financial performance. We are licensed to do business in all states except New York and are also licensed in the District of Columbia and the Virgin Islands. We are rated A (Excellent) for financial strength by A.M. Best and Company, independent analysts of the insurance industry. Standard & Poor's ("S&P") rates us AA- for very strong financial security, Moody's rates us A2 for good financial strength and Duff & Phelps rates us AA- for very high claims paying ability. The Best's A rating is in the second highest rating category, which also includes a lower rating of A-. S&P and Duff & Phelps have one rating category above AA and Moody's has two rating categories above A. The Moody's "2" modifier means that we are in the middle of the A category. The S&P and Duff & Phelps "-" modifier signifies that we are at the lower end of the AA category. These ratings reflect the opinion of the rating company as to our relative financial strength and ability to meet contractual obligations to our policyholders. Even though we hold the assets in the Variable Account separately from our other assets, our ratings may still be relevant to you since not all of our contractual obligations relate to payments based on those segregated assets. Our ratings do not affect or influence the performance of the Eligible Funds or the Separate Account.

We are a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and membership in IMSA in advertisements. Being a member means that we have chosen to participate in IMSA's Life Insurance Ethical Market Conduct Program.

We are indirectly owned by Liberty Financial Companies, Inc. and are ultimately controlled by Liberty Mutual Insurance Company of Boston, Massachusetts, a multi-line insurance and financial services institution.

We established the Variable Account pursuant to the provisions of Rhode Island Law on January 30, 1996. The Variable Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. Such registration does not mean the Securities and Exchange Commission supervises us or the management of the Variable Account.

Obligations under the Contracts are our obligations. Although the assets of the Variable Account are our property, these assets are held separately from our other assets and are not chargeable with liabilities arising out of any other business we may conduct. Income, capital gains and/or capital losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to the income, capital gains, and/or capital losses arising out of any other business we may conduct.

PURCHASE PAYMENTS AND APPLICATIONS

The initial purchase payment is due on the Contract Date. The minimum initial purchase payment is $1,000. You may make additional purchase payments. Each subsequent purchase payment must be at least $100 or any lesser amount we may permit. We will reduce the minimum initial purchase payment to $100 in cases where you establish automatic subsequent purchase payments of no less than $100 per month by electronic funds transfer. If you elect an initial purchase payment of less that $1,000 and do not make the required monthly subsequent purchase payments by electronic funds transfer, we reserve the right to cancel this Contract and return the Contract Value to you. We may reject any purchase payment or any application. Purchase payments are allocated to a Contract based on the applicable Sub-account accumulation unit value(s) next determined after we receive it.

We have attempted to make the application process for the Contract as simple as possible. You may apply for the Contract on this Internet Service Center website (http://www.AnnuityNet.com) by completing our online application. During the application process, information is transferred between your computer and the Internet Service Center through a secure internet connection. In order to complete the online application, you will need to supply the following information:

o	the full name, address, telephone number, date of birth, and Social Security or Taxpayer Identification Number for the Primary Owner, Annuitant, and any Joint Owner; and

o	the full name, address, and relationship to the Owner of any Beneficiary(ies) that you wish to designate. If you do not designate any Beneficiary(ies), your estate will be the Beneficiary.

Once you have completed the online application, you will be asked to print a copy of the application. You must sign this application and fax or mail it to our Service Office before we can process your application.

You may make your initial purchase payment by personal check, by enclosing your check with your signed application. During the online application process, you may also choose to make purchase payments by Electronic Funds Transfer (EFT). If you choose the EFT option, it will still be necessary for you to enclose either a deposit slip or a voided check with your signed application when you mail the application to our Service Office.

If your application for a Contract is complete, we will apply your initial purchase payment to the Variable Account within two business days of receipt. During the free-look period, your purchase payment will be held in the Stein Roe Money Market Fund sub-account. After the free-look period has ended, your purchase payment will be allocated to the Sub-accounts you have selected. If the application is incomplete, we will notify you and try to complete it within five business days. If it is not complete at the end of this period, we will inform you of the reason for the delay. The purchase payment will be returned immediately unless you specifically consent to our keeping the purchase payment until the application is complete. Once the application is complete, the purchase payment will be applied within two business days of its completion.

We will send you a written notification by e-mail, to your last known e-mail address, showing the allocation of all purchase payments and the re-allocation of values after any transfer you have requested. You must notify us immediately of any error.

We may request you to confirm that the information is correct by signing a copy of the letter or a Contract delivery receipt. We will send you a written notice confirming all purchases. Our liability under any Contract relates only to amounts so confirmed.

INVESTMENTS OF THE VARIABLE ACCOUNT

Allocations of Purchase Payments

The Variable Account is segmented into Sub-accounts. Each Sub-account invests in shares of one of the Eligible Funds. We may add or withdraw Eligible Funds and Sub-accounts as permitted by applicable law.

We will invest your initial purchase payment to the Variable Account in the Sub-accounts you choose, after the expiration of the Right to Revoke Period. Your selection must specify the percentage of the initial purchase payment that is allocated to each Sub-account. The percentage for each Sub-account, if not zero, must be a whole number. The total of your specified allocations for the initial purchase payment must equal 100%. You may change the allocation percentages for subsequent purchase payments without fee, penalty or other charge. You can specify new allocation percentages for future purchase payments at any time by making your new allocation percentage choices through the Internet Service Center.

Eligible Funds

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The Eligible Funds are the separate funds listed within the Liberty Trust, SteinRoe Trust and Wanger Trust. Keyport and the Variable Account may enter into agreements with other mutual funds for the purpose of making such mutual funds available as Eligible Funds under certain Contracts.

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We do not promise that the Eligible Funds will meet their investment objectives. Amounts you have allocated to Sub-accounts may grow, decline, or grow less in value than you expect, depending on the investment performance of the Eligible Funds in which the Sub-accounts invest. You bear the investment risk that those Eligible Funds possibly will not meet their investment objectives. You should carefully review their attached prospectuses before allocating amounts to the Sub-accounts of the Variable Account .

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Some of the Eligible Funds are funding vehicles for other variable annuity contracts and variable life insurance policies offered by our separate accounts. The Eligible Funds are also available for the separate accounts of insurance companies affiliated and unaffiliated with us. The risks involved in this "mixed and shared funding" are disclosed in the Eligible Funds' prospectuses under the following captions: Liberty Trust and SteinRoe Trust - "The Trust" and Wanger Trust - "Mixed and Shared Funding".

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Liberty Advisory Services Corp. ("LASC"), our subsidiary, is the manager for Liberty Trust and its Eligible Funds. Colonial Management Associates, Inc. ("Colonial"), an affiliate, is the sub-adviser for the Eligible Funds except for Newport Tiger and Stein Roe Global Utilities. Newport Fund Management, Inc., an affiliate, is sub-adviser for Newport Tiger.

Stein Roe & Farnham Incorporated ("Stein Roe"), an affiliate, is the investment adviser for each Eligible Fund of SteinRoe Trust and sub-adviser for Stein Roe Global Utilities.

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Liberty Wanger Asset Management, L.P. ("LWAM"), an affiliate, is the investment adviser for each Eligible Fund of Wanger Trust. LWAM, formerly known as Wanger Asset Management, L.P., became a wholly-owned subsidiary of Liberty Financial Companies, Inc., which is in turn a majority-owned subsidiary of Liberty Mutual Insurance Company, on September 29, 2000.

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We briefly describe the Eligible Funds and the objectives they seek to achieve below:

Eligible Funds of Liberty Trust
and Variable Account
Sub-accounts	Investment Objective

Colonial High Yield Securities	High current income and total
(Colonial High Yield Securities Sub-account)	return by investing primarily
in lower rated corporate debt securities.
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Colonial Strategic Income	A high level of current income, as
(Colonial Strategic Income Sub-account)	is consistent with prudent risk and
maximizing total return, by
diversifying investments primarily
in U.S. and foreign government and
high yield, high risk corporate debt securities.

Colonial U.S. Growth & Income	Long-term growth and income
(Colonial U.S. Growth & Income Sub-account)	by investing primarily in large
capitalization equity securities.

Newport Tiger	Long-term capital growth by
(Newport Tiger Sub-account)	investing primarily in equity
securities of companies located in
the nine Tigers of Asia (Hong Kong,
Singapore, South Korea, Taiwan,
Malaysia, Thailand, Indonesia,
China and the Philippines).

Stein Roe Global Utilities	Current income and long-term growth
(Stein Roe Global Utilities Sub-account)	of capital and income.

Eligible Funds of SteinRoe Trust
and Variable Account
Sub-accounts	Investment Objective

Stein Roe Balanced	High total investment return
(Stein Roe Balanced Sub-account)	through investment in a changing
mix of securities.

Stein Roe Growth Stock	Long-term growth of capital through
(Stein Roe Growth Stock Sub-account)	investment primarily in common stocks.

Stein Roe Money Market	High current income from short-term
(Stein Roe Money Market Sub-account)	money market instruments while
emphasizing preservation of capital
and maintaining excellent liquidity.

Stein Roe Mortgage Securities	Highest possible level of current
(Stein Roe Mortgage Securities Sub-account)	income consistent with safety of
principal and maintenance of
liquidity through investment
Primarily in mortgage backed securities.
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Eligible Funds of Wanger Trust
And Variable Account
Sub-accounts	Investment Objective

Wanger Foreign Forty	Long-term growth of capital.
(Wanger Foreign Forty Sub-account)

Wanger International Small Cap	Long-term growth of capital.
(Wanger International Small Cap Sub-account)

Wanger Twenty	Long-term growth of capital.
(Wanger Twenty Sub-account)

Wanger U.S. Small Cap	Long-term growth of capital.
(Wanger U.S. Small Cap Sub-account)

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Transfer of Variable Account Value

You may transfer Variable Account Value from one Sub-account to another after the Right to Revoke Period.

We may charge a transfer fee or limit the number of transfers that you can make in a time period. Transfer limitations may prevent you from making a transfer on the date you select.

Limits on Transfers

Currently, we do not charge a transfer fee. We reserve the right to charge a fee in excess of 12 in each Certificate Year. We will notify you by e-mail, at your last known e-mail address, prior to charging any transfer fee or changing the limitation concerning the number of transfers we permit. The transfer fee will not exceed $10.

Currently, we do not limit the number or frequency of transfers except as follows:

o

We impose a transfer limit of one transfer every 30 days, or such other period as we may permit, for transfers on behalf of multiple Contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer, and

o

We limit each transfer to a maximum of $500,000, or such greater amount as we may permit. We treat all transfer requests for a Contract made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Contract you own. The total combined transfer amount is subject to the $500,000 limitation. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers, and

o

We treat as a single transfer all transfers made on the same day on behalf of multiple Contracts by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The $500,000 limitation applies to such transfers. If the total amount of the requested transfers exceeds $500,000, we will not execute any of the transfers.

If we have executed a transfer with respect to your Contract as part of a multiple transfer request, we will not execute another transfer request for your Contract for 30 days.

By applying these limitations we intend to protect the interests of individuals who do and those who do not engage in significant transfer activity among Sub-accounts. We have determined that the actions of individuals engaging in significant transfer activity may cause an adverse affect on the performance of the Eligible Fund for the Sub-account involved. The movement of values from one Sub-account to another may prevent the appropriate Eligible Fund from taking advantage of investment opportunities because the Eligible Fund must maintain a liquid position in order to handle redemptions. Such movement may also cause a substantial increase in fund transaction costs which all Contract Owners must indirectly bear.

You may notify us in writing of your transfer requests or you may submit your transfer requests through the Internet Service Center. If we receive your transfer requests before 4:00 P.M. Eastern Time, we will initiate them at the close of business that day. We will initiate any requests received after that time at the close of the next business day. We will execute your request to transfer value by both redeeming and acquiring Accumulation Units on the day we initiate the transfer.

Substitution of Eligible Funds and Other Variable Account Changes

If shares of any of the Eligible Funds are no longer available for investment by the Variable Account, or further investment in the shares of an Eligible Fund is no longer appropriate under the Contract, we may add or substitute shares of another Eligible Fund or of another mutual fund for Eligible Fund shares already purchased or to be purchased in the future. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940.

We also reserve the right to make the following changes in relation to the Variable Account and Eligible Funds:

o	to operate the Variable Account in any form permitted by law;

o	to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable law;

o	to transfer any assets in any Sub-account to another or to one or more separate investment accounts;

o	to add, combine or remove Sub-accounts in the Variable Account; and

o	to change how we assess charges, so long as we do not increase them above the maximum total amount shown in the Fee Table in connection with your Contract.

DEDUCTIONS

Deductions for Annuity Asset Charge

We deduct an annuity asset charge on a daily basis in computing the Accumulation Unit Values from each Sub-account. The annuity asset charge is equal, on an annual basis, to .65% of the average daily net asset value of each Sub-account. We deduct the charge both before and after the Income Date.

The charge compensates us for administrative expenses we incur and for mortality and expense risks we assume. Our administrative expenses include, but are not limited to, bookkeeping costs, the cost of maintaining our Service Office and our Internet Service Center, and the costs associated with sales of the Contract. We assume the risk that annuitants as a class may live longer than expected (mortality risk), and that expenses may be higher than the deductions for those expenses (expense risk). In either case, the loss will fall on us. Conversely, if such deductions exceed our actual expenses, the excess will be profit to us.

Deductions for Transfers of Variable Account Value

Currently, we do not charge a transfer fee. However, the Contract allows us to charge up to $10 for each transfer in excess of 12 per year. We will notify you by e-mail, at your last known e-mail address, prior to the imposition of any fee.

Deductions for Premium Taxes

We deduct the amount of any premium taxes required by any state or governmental entity. We deduct premium taxes from Contract Value when they are paid. The actual amount of any such premium taxes will depend, among other things, on the type of Contract you purchase (Qualified or Non-Qualified), on your state of residence, the state of residence of the Annuitant, and the insurance tax laws of those states. Currently such premium taxes range from 0% to 5.0% of total purchase payments.

Deductions for Income Taxes

We will deduct income taxes from any amount payable under the Contract that a governmental authority requires us to withhold. See "Income Tax Withholding" and "Tax-Sheltered Annuities".

Total Variable Account Expenses

Total Variable Account expenses you will incur will be the annuity asset charge and, if applicable, a tax charge factor. (See "Calculation of Contract Value".)

The value of the assets in the Variable Account will reflect the value of Eligible Fund shares and the deductions and expenses paid out of the assets of the Eligible Funds. Each Eligible Fund pays a management fee to its investment adviser(s) based upon the average daily net asset value of the Fund. Each Eligible Fund also has additional operating expenses associated with the daily operation of the funds. The prospectuses for the Eligible Funds describe these deductions and expenses.

THE CONTRACTS

Variable Account Value

The Variable Account Value for your Contract is based on the sum of your proportionate interest in the value of each Sub-account to which you have allocated values. We determine the value of each Sub-account at any time by multiplying the number of Accumulation Units attributable to that Sub-account by its Accumulation Unit value.

Each purchase payment you make results in the credit of additional Accumulation Units to your Contract and the appropriate Sub-account. Purchase payments are credited to your Contract using the Accumulation Unit value that is next calculated after we receive your purchase payment. The number of additional units for any Sub-account will equal the amount allocated to that Sub-account divided by the Accumulation Unit value for that Sub-account at the time of investment.

Valuation Periods

We determine the value of the Variable Account each valuation period using the net asset value per share of the Eligible Fund shares. A valuation period is the period generally beginning at 4:00 P.M. (ET), or any other time for the close of trading on the New York Stock Exchange, and ending at the close of trading for the next business day. The New York Stock Exchange is currently closed on weekends; New Year's Day; Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.

Calculation of Contract Value

Contract Value at any time prior to the Income Date equals the sum of the values of the Accumulation Units credited in the Sub-accounts under the Contract. Your Contract Value will fluctuate with the investment results of the Eligible Funds underlying the Sub-accounts you have selected.

The value of a Sub-account on any Valuation Date is the number of Accumulation Units in the Sub-account multiplied by the value of an Accumulation Unit in the Sub-account at the end of the Valuation Period.

Accumulation Units for each Sub-account are valued separately. Initially, the value of an Accumulation Unit was arbitrarily established at the inception of the Sub-account. It may increase or decrease from Valuation Period to Valuation Period. The Accumulation Unit value for a Sub-account for any later Valuation Period is determined as follows:

o

the total value of Fund shares held in the Sub-account is calculated by multiplying the number of Fund shares owned by the Sub-account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period (without giving effect to any transactions occurring during the Valuation Period), and adding any dividend or other distribution of the Fund if the record date for such distribution occurs during the Valuation Period; minus

o

the liabilities of the Sub-account at the end of the Valuation Period (such liabilities include the daily charge (see below) imposed on the Sub-account, and may include a tax charge factor (see below)); and the result is divided by

o	the outstanding number of Accumulation Units in the Sub-account at the beginning of the Valuation Period.

The daily charge imposed on a Sub-account for any Valuation Period represent the annuity asset charge adjusted for the number of calendar days in the Valuation Period.

No tax charge factor is currently necessary since there are no federal income taxes attributable to the Separate Account. If we determine that there are federal income taxes attributable to the Separate Account, we may create a factor for such taxes to be included in the calculation.

Modification of the Contract

Only our President or Secretary may agree to alter the Contract or waive any of its terms. A change may be made to the Contract if there have been changes in applicable law or interpretation of law. Any changes will be made in writing and with your consent, except as may be required by applicable law.

Right to Revoke

Generally, you may return the Contract within 10 days after you receive it by delivering or mailing it to us. You may also cancel the Contract within 10 days through the Internet Service Center. If you return the Contract to us through the mail, the postmark on a properly addressed and postage-prepaid envelope determines if a Contract is returned within the 10-day period. We will treat the returned Contract as if we never issued it. We will promptly refund the Contract Value or purchase payments, whichever is required by state law, as of the date we receive the returned Contract or the date it is cancelled through the Internet Service Center. You may ask us which standard applies to your state. During the Right to Revoke Period, your initial purchase payment will be held in the Stein Roe Money Market Sub-account. Your initial purchase payment will not be transferred to the Sub-account(s) you select until the Right to Revoke Period has ended.

In some states, under applicable law or regulation, your Right to Revoke Period may be longer than 10 days. Please refer to your Contract.

DEATH BENEFIT PROVISIONS

You may designate a Beneficiary during your lifetime and, unless prohibited by a previous designation, change the Beneficiary by mailing a request to our Service Office. A change of Beneficiary may be requested through the Internet Service Center but requires a signed request to be mailed to our Service Office. Each change of Beneficiary revokes any previous designation.

If there is a single Contract Owner and the Contract Owner dies before the Income Date, the Death Benefit paid to the designated Beneficiary will be the Contract Value as of the date on which we approve the payment of the claim.

The Death Benefit is the greater of premium payments or the current Contract Value, less any applicable state premium taxes.

The premium payment death benefit is:

o	the initial premium payment, plus

o	any additional premium payments, minus

o	any partial withdrawals.

We will determine the value of the Death Benefit as of the date on which the death claim is approved for payment. We will approve a claim for a Death Benefit upon receipt of:

o	proof, satisfactory to us, of the death of the Contract Owner;

o	a request for payment of the Death Benefit mailed to our Service Office; and

o	our receipt of all required claim forms, fully completed.

We will make payment of an approved Death Benefit in accordance with applicable laws and regulations governing payment of Death Benefits. We will not allow any payment that does not satisfy the requirements of Internal Revenue Code section 72(s) or 401(a)(9) as applicable, as amended from time to time.

Unless otherwise provided in the Beneficiary designation, one of the following procedures will occur on the death of a Beneficiary:

o	If any Beneficiary dies before the Contract Owner, that Beneficiary's interest will go to any other Beneficiaries named, according to their respective interests; and/or

o	If no Beneficiary survives the Contract Owner, the proceeds of the Death Benefit will be paid to the Contract Owner's estate.

The Death Benefit payable to the Beneficiary must be distributed within five years of the Contract Owner's date of death unless the Beneficiary begins receiving within one year of the Contract Owner's death substantially equal installments over a period not extending beyond the Beneficiary's life expectancy.

If the Beneficiary is the spouse of the Contract Owner, then he or she may elect to continue the Contract as Contract Owner. If the Contract Owner is a corporation or other non-natural person, the death of the Annuitant will be treated as the death of the Contract Owner and the above distribution rules will apply.

If there are joint Contract Owners, upon the death of the first joint Contract Owner, the surviving joint Contract Owner will receive the Death Benefit. The surviving joint Contract Owner will be treated as the primary, Designated Beneficiary. Any other designation on record at the time of death will be treated as a contingent Beneficiary.

If the surviving joint Contract Owner, as spouse of the deceased joint Contract Owner, continues the Contract as the sole owner in lieu of receiving the Death Benefit, then the designated Beneficiary(s) will receive the Death Benefit upon the death of the surviving spouse.

Death of Annuitant

If the Annuitant is also the Contract Owner or joint Contract Owner, then the Death Benefit will be subject to the provisions of the Contract regarding death of the Contract Owner. If a surviving spouse assumes the contract upon death of a joint Contract Owner Annuitant, then the contingent Annuitant becomes the Annuitant. If no contingent Annuitant is named, then the surviving spouse becomes the Annuitant.

If an Annuitant who is not the Contract Owner or joint Contract Owner dies, then the contingent Annuitant, if any, becomes the Annuitant. If no contingent Annuitant is named, the Contract Owner (or joint Contract Owner if younger) becomes the Annuitant.

CONTRACT OWNERSHIP

The Contract Owner shall be the person designated in the application and you may exercise all the rights of the Contract. Joint Contract Owners are permitted. Contingent Contract Owners are not permitted.

You may direct us in writing to change the Contract Owner, primary beneficiary, contingent beneficiary or contingent annuitant. An irrevocably-named person may be changed only with the written consent of that person.

Because a change of Contract Owner by means of a gift may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from such a transfer.

Any Qualified Contract may have limitations on transfer of ownership. You should consult the plan administrator and a competent tax adviser as to the tax consequences resulting from such a transfer.

ASSIGNMENT

You may assign the Contract at any time. You must file a copy of any assignment with us. Your rights and those of any revocably-named person will be subject to the assignment. A Qualified Contract may have limitations on your ability to assign the Contract.

Because an assignment may be a taxable event, you should consult a competent tax adviser as to the tax consequences resulting from any such assignment.

PARTIAL WITHDRAWALS AND SURRENDER

You may make partial withdrawals from the Contract by notifying us by mail. You may not make a partial withdrawal during the Right to Revoke Period. The minimum withdrawal amount is $300. If the Contract Value after a partial withdrawal would be below $1,000, we will treat the request as a withdrawal of only the amount over $1,000. Unless you specify otherwise, we will deduct the total amount withdrawn from all Sub-accounts of the Variable Account in the ratio that the value in each Sub-account bears to the total Variable Account Value.

You may totally surrender the Contract by notifying us by mail. Surrendering the Contract will end it. Upon surrender, you will receive the Contract Value less any applicable premium taxes.

We will pay the amount of any surrender within seven days of receipt of your request. Alternatively, you may purchase for yourself an annuity payment option with any surrender benefit of at least $5,000. If the Contract Owner is not a natural person, we must consent to the selection of an annuity payment option.

You may not surrender annuity options based on life contingencies after annuity payments have begun. Once annuity payments have begun, partial withdrawals are available only under Option A.

Because of the potential tax consequences of a partial withdrawal or surrender, you should consult a competent tax adviser.

Participants under Qualified Plans as well as Contract Owners, Annuitants, and Designated Beneficiaries are cautioned that you may not be able to take a partial withdrawal or surrender the Contract under a Qualified Plan. You should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

ANNUITY PROVISIONS

Annuity Benefits

If the Annuitant is alive on the Income Date and the Contract is In Force, we will begin variable income payments to the Annuitant under the Annuity Option or Options you have chosen. We determine the amount of the initial payment(s) on the Income Date by applying the Contract Value less any premium taxes not previously deducted to the option selected. See "Variable Annuity Payment Values" for additional information on how we calculate annuity payment amounts.

Subsequent payments will fluctuate in amount.

Annuity Option and Income Date

You may select an Annuity Option and Income Date at the time of application or later. Any Income Date must be:

o	not earlier than the first day after the Contract Date, and

o	not later than the earlier of
	(i)	the later of the Annuitant's 90th birthday and the 10th Contract Anniversary or

	(ii)	any maximum date permitted under state law.

If you do not select an Income Date for the Annuitant, the Income Date will automatically be the latest date specified above.

You may choose or change an Annuity Option or the Income Date through the Internet Service Center or by writing to us at least 30 days before the Income Date.

Annuity Options

The Annuity Options are:

Option A: Income for a Fixed Number of Years;

Option B: Life Income with 10 Years of Payments Guaranteed;

Option C: Joint and Last Survivor Income; and

you may arrange other variable income options if we agree. Fixed income payments are not available. If you do not select an Annuity Option, we automatically choose Option B.

The payee is the person who will receive the sum payable under a payment option. Any payment option that provides for payments to continue after the death of the payee will not allow the successor payee to extend the period of time over which the remaining payments are to be made.

If the amount available under any annuity option is less than $5,000, we reserve the right to pay such amount in one sum to the payee in lieu of the payment otherwise provided for.

We will make annuity payments monthly unless you have requested quarterly, semi-annual or annual payments. However, if any payment would be less than $100, we have the right to reduce the frequency of payments to a period that will result in each payment being at least $100.

Option A: Income For a Fixed Number of Years. We will pay an annuity for a chosen number of years, not less than 5 nor more than 50. You may choose a period of years over 30 only if it does not exceed the difference between age 100 and the Annuitant's age on the date of the first payment. We refer to Option A as Preferred Income Plan (PIP). At any time, the payee may elect to receive the following amount:

o

the present value of the remaining variable annuity payments, commuted at the 5% interest rate used to create the annuity factor for this option (this interest rate for variable annuity payments is also referred to as the assumed investment rate (AIR) or benchmark rate).

Instead of receiving a lump sum, the payee may elect another payment option.

If, at the death of the payee, Option A payments have been made for fewer than the chosen number of years:

o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the 5% interest rate used to create the annuity factor for this option.

The annuity asset charge is deducted during the Option A payment period, but we have no mortality risk during this period.

Currently, we permit the original payee to make a number of changes to variable payments under Option A. For regular PIPs, a change may be made generally only on the anniversary of the date of your initial PIP payment. The permissible changes include:

o	shortening or lengthening the period certain provided the payments already made and those to be made meet the 5 - 50 year and age 100 limits described above;

o	changing to a life option - note that under this option the payee no longer may end the payments for a commuted value;

o	changing the payment frequency; and

o	changing the day of the month on which payment occurs.

See "Annuity Payments" for the manner in which Option A may be taxed.

Option B: Life Income with 10 Years of Payments Guaranteed. We will pay an annuity during the lifetime of the payee. If, at the death of the payee, payments have been made for fewer than 10 years:

o	we will continue payments during the remainder of the period to the successor payee; or

o	the successor payee may elect to receive in a lump sum the present value of the remaining payments, commuted at the 5% interest rate used to create the annuity factor for this option.

The amount of the annuity payments will depend on the age of the payee on the Income Date and it may also depend on the payee's sex.

Option C: Joint and Last Survivor Income. We will pay an annuity for as long as either the payee or a designated second natural person is alive. The amount of the annuity payments will depend on the age of both persons on the Income Date and it may also depend on each person's sex. It is possible under this option to receive only one annuity payment if both payees die after the receipt of the first payment, or to receive only two annuity payments if both payees die after receipt of the second payment, and so on.

Variable Annuity Payment Values

We determine the amount of the first payment by using an annuity purchase rate based on an assumed annual investment rate (AIR or benchmark rate) of 5% per year. (See "Variable Annuity Payment Values" in the Statement of Additional Information for more information on AIRs.) Subsequent payments will fluctuate in amount and reflect whether the actual investment return of the selected Sub-account(s) (after deducting the annuity asset charge) is better or worse than the assumed investment rate. The total dollar amount of each payment will be equal to the sum of all Sub-account payments.

We limit the number of times or the frequency with which a payee may instruct us to change the Sub-account(s) used to determine the amount of the annuity payments to three times per contract year. We reserve the right to change the number of transfers that we allow. Currently, there is also no charge for such transfers. We reserve the right to charge a transfer fee of $10 per transfer for each transfer. We will notify you by e-mail, at your last known e-mail address, of any change in the number of transfers we allow or if we begin to charge any transfer fee.

Proof of Age, Sex, and Survival of Annuitant

We may require proof of age, sex or survival of any payee upon whose age, sex or survival payments depend. If the age or sex has been misstated, we will compute the amount payable based on the correct age and sex. If income payments have begun, we will pay in full any underpayments with the next annuity payment and deduct any overpayments, unless repaid in one sum, from future annuity payments until we are repaid in full.

SUSPENSION OF PAYMENTS

We reserve the right to suspend or postpone any type of payment from the Variable Account for any period when:

o	the New York Stock Exchange (NYSE) is closed other than customary weekend or holiday closings;

o	trading on the Exchange is restricted;

o	an emergency exists as a result of which it is not reasonably practicable to dispose of securities held in the Variable Account or determine their value; or

o	the Securities and Exchange Commission permits delay for the protection of security holders.

The applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the prior two conditions described above exist.

ADVERTISING

We may provide to you and prospective Contract Owners advertising and other information on a variety of topics. Such topics may include the relationship between certain economic sectors and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation). Such topics may also include, the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for such alternatives.

In marketing the variable annuity Contracts, we may refer to certain ratings assigned to us under the rating systems of the A.M. Best and Company, Standard & Poor's, Moody's and Duff & Phelps. The objective of these rating systems is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion about that company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the insurance company. In marketing the Contracts and the underlying funds, we may at times use data published by other nationally-known independent statistical services. These service organizations provide relative measures of such factors as an insurer's claims paying ability, the features of particular Contracts, and the comparative investment performance of the Eligible Funds with other portfolios having similar objectives. A few such services are: Duff & Phelps, the Lipper Group, Moody's, Morningstar, Standard and Poor's and VARDS. Marketing materials may employ illustrations of compound interest, discuss automatic withdrawal services, and describe our customer base, assets, and our relative size in the industry. They may also discuss other features of Keyport, the Variable Account, the Eligible Funds and their investment management.

TAX STATUS

Introduction

This discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. We make no attempt to consider any applicable state or other tax laws. Moreover, this discussion is based upon our understanding of current federal income tax laws as they are currently interpreted. We make no representation regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service .

The Contract is for use by individuals in retirement plans which may or may not be Qualified Plans that receive special tax deferral benefits under the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The ultimate effect of federal income taxes on the Contract Value, on annuity payments, and on the economic benefit to the Contract Owner, Annuitant or Designated Beneficiary depends on the type of retirement plan for which you purchase the Contract and upon the tax and employment status of the individual concerned.

Taxation of Annuities in General

Section 72 of the Code governs taxation of annuities in general. There are no income taxes on increases in the value of a Contract until a distribution occurs, in the form of a full surrender, a partial withdrawal, an assignment or gift of the Contract, or annuity payments. A trust or other entity owning a Non-Qualified Contract, other than as an agent for an individual, is taxed differently; increases in the value of a Contract are taxed yearly whether or not a distribution occurs.

Surrenders, Death Benefit Payments, Assignments and Gifts. If you fully surrender your Contract, the portion of the payment that exceeds your cost basis in the Contract is subject to tax as ordinary income. For Non-Qualified Contracts, the cost basis is generally the amount of the purchase payments made for the Contract. For Qualified Contracts, the cost basis is generally zero and the taxable portion of the surrender payment is generally taxed as ordinary income. A Designated Beneficiary receiving a lump sum death benefit payment after your death or the death of the Annuitant is similarly taxed on the portion of the amount that exceeds your cost basis in the Contract. If the Designated Beneficiary elects that the lump sum not be paid in order to receive annuity payments that begin within one year of the decedent's death, different tax rules apply. See "Annuity Payments" below. For Non-Qualified Contracts, the tax treatment applicable to Designated Beneficiaries may be contrasted with the income-tax-free treatment applicable to persons inheriting and then selling mutual fund shares with a date-of-death value in excess of their basis.

Partial withdrawals received under Non-Qualified Contracts prior to annuitization are first included in gross income to the extent Contract Value exceeds purchase payments. Then, to the extent the Contract Value does not exceed purchase payments, such withdrawals are treated as a non-taxable return of principal to you. For partial withdrawals under a Qualified Contract, payments are treated first as a non-taxable return of principal up to the cost basis and then a taxable return of income. Since the cost basis of Qualified Contracts is generally zero, partial withdrawal amounts will generally be fully taxed as ordinary income.

If you assign or pledge a Non-Qualified Contract, you will be treated as if you had received the amount assigned or pledged. You will be subject to taxation under the rules applicable to partial withdrawals or surrenders. If you give away your Contract to anyone other than your spouse, you are treated for income tax purposes as if you had fully surrendered the Contract.

A special computational rule applies if we issue to you, during any calendar year, two or more Contracts, or one or more Contracts and one or more of our other annuity contracts. Under this rule, the amount of any distribution includable in your gross income is determined under Section 72(e) of the Code. All of the contracts will be treated as one contract. We believe this means the amount of any distribution under any one Contract will be includable in gross income to the extent that at the time of distribution the sum of the values for all the Contracts or contracts exceeds the sum of each contract's cost basis.

Annuity Payments. We determine the non-taxable portion of each variable annuity payment by dividing the cost basis of your values allocated to Variable Account Value by the total number of expected payments. The remaining portion of each payment is taxable. Such taxable portion is taxed at ordinary income rates. For Qualified Contracts, the cost basis is generally zero. With annuity payments based on life contingencies, the payments will become fully taxable once the payee lives longer than the life expectancy used to calculate the non-taxable portion of the prior payments. Because variable annuity payments can increase over time and because certain payment options provide for a lump sum right of commutation, it is possible that the IRS could determine that variable annuity payments should not be taxed as described above but instead should be taxed as if they were received under an agreement to pay interest. This determination would result in a higher amount (up to 100%) of certain payments being taxable.

Following any change by the payee to variable annuity payments under Option A, other than a change of the payment day of the month where the remaining payment length stays the same, the non-taxable portion of each payment will be recalculated in accordance with IRS standards.

Penalty Tax. Payments received by you, Annuitants, and Designated Beneficiaries under Contracts may be subject to both ordinary income taxes and a penalty tax equal to 10% of the amount received that is includable in income. The penalty tax is not imposed on the following amounts received:

o	after the taxpayer attains age 59-1/2;
o	in a series of substantially equal payments made for life or life expectancy;
o	after the death of the Contract Owner (or, where the Contract Owner is not a human being, after the death of the Annuitant);
o	if the taxpayer becomes totally and permanently disabled; or
o

under a Non-Qualified Contract's annuity payment option that provides for a series of substantially equal payments; provided that only one purchase payment is made to the Contract, that the Contract is not issued as a result of a Section 1035 exchange, and that the first annuity payment begins in the first Contract Year.

Income Tax Withholding. We are required to withhold federal income taxes on taxable amounts paid under Contracts unless the recipient elects not to have withholding apply. We will notify recipients of their right to elect not to have withholding apply.

Section 1035 Exchanges. You may purchase a Non-Qualified Contract with proceeds from the surrender of an existing annuity contract. Such a transaction may qualify as a tax-free exchange pursuant to Section 1035 of the Code. It is our understanding that in such an event:

o	the new Contract will be subject to the distribution-at-death rules described in "Death Provisions for Non-Qualified Contracts";

o

purchase payments made between August 14, 1982 and January 18, 1985 and the income allocable to them will, following an exchange, no longer be covered by a "grandfathered" exception to the penalty tax for a distribution of income that is allocable to an investment made over 10 years prior to the distribution; and

o	purchase payments made before August 14, 1982 and the income allocable to them will, following an exchange, continue to receive the following "grandfathered" tax treatment under prior law:
	(i)	the penalty tax does not apply to any distribution;
	(ii)	partial withdrawals are treated first as a non-taxable return of principal and then a taxable return of income; and
	(iii)	assignments are not treated as surrenders subject to taxation.

We base our understanding of the above principally on legislative reports prepared by the Staff of the Congressional Joint Committee on Taxation.

Diversification Standards. The U.S. Secretary of the Treasury has issued regulations that set standards for diversification of the investments underlying variable annuity contracts (other than pension plan contracts). The Eligible Funds intend to meet the diversification requirements for the Contract, as those requirements may change from time to time. If the diversification requirements are not satisfied, the Contract will not be treated as an annuity contract. As a consequence, income earned on a Contract would be taxable to you in the year in which diversification requirements were not satisfied, including previously non-taxable income earned in prior years. As a further consequence, we could be subjected to federal income taxes on assets in the Variable Account.

The Secretary of the Treasury announced in September 1986 that he expects to issue regulations which will prescribe the circumstances in which your control of the investments of a segregated asset account may cause you, rather than us, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Contract. We, however, have reserved certain rights to alter the Contract and investment alternatives so as to comply with such regulations. Since no regulations have been issued, there can be no assurance as to the content of such regulations or even whether application of the regulations will be prospective. For these reasons, you are urged to consult with your tax adviser.

Qualified Plans

The variable annuity Contract may be used with certain Qualified Plans. The Contract includes features such as tax deferral on accumulated earnings. Qualified Plans provide their own tax deferral benefit. Please consult a tax advisor for information specific to your circumstances in order to determine whether the Contract is an appropriate investment for you.

The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, we do not attempt to provide more than general information about the use of the Contract with Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants, and Designated Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contract. Following is a brief description of the Qualified Plans and of the use of the Contract in connection with them. Purchasers of the Contract should seek competent advice concerning the terms and conditions of the particular Qualified Plan and use of the Contract with that Plan.

Individual Retirement Annuities

Sections 408(b) and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" and "Roth IRA", respectively. These individual retirement annuities are subject to limitations on the amount which may be contributed, the persons who may be eligible to contribute, and on the time when distributions may commence. In addition, distributions from certain types of Qualified Plans may be placed on a tax-deferred basis into a Section 408(b) Individual Retirement Annuity.

Annuity Purchases by Nonresident Aliens

The discussion above provides general information regarding federal income tax consequences to annuity purchasers who are U.S. citizens or resident aliens. Purchasers who are not U.S. citizens or resident aliens will generally be subject to U.S. federal income tax and withholding on annuity distributions at a 30% rate, unless a lower rate applies in a U.S. treaty with the purchaser's country. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity purchase.

VARIABLE ACCOUNT VOTING PRIVILEGES

In accordance with our view of present applicable law, we will vote the shares of the Eligible Funds held in the Variable Account at regular and special meetings of the shareholders of the Eligible Funds in accordance with instructions received from persons having the voting interest in the Variable Account. We will vote shares for which we have not received instructions in the same proportion as we vote shares for which we have received instructions.

However, if the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Eligible Funds in our own right, we may elect to do so.

You have the voting interest under a Contract prior to the Income Date. The number of shares held in each Sub-account which are attributable to you is determined by dividing your Variable Account Value in each Sub-account by the net asset value of the applicable share of the Eligible Fund. The payee has the voting interest after the Income Date under an annuity payment option. The number of shares held in the Variable Account which are attributable to each payee is determined by dividing the reserve for the annuity payments by the net asset value of one share. During the annuity payment period, the votes attributable to a payee decrease as the reserves underlying the payments decrease.

We will determine the number of shares in which a person has a voting interest as of the date established by the respective Eligible Fund for determining shareholders eligible to vote at the meeting of the Fund. We will solicit voting instructions in writing prior to such meeting in accordance with the procedures established by the Eligible Fund.

Each person having a voting interest in the Variable Account will receive periodic reports relating to the Eligible Fund(s) in which he or she has an interest, proxy material and a form with which to give such voting instructions.

SALES OF THE CONTRACTS

The Contracts will be sold through the Internet Service Center we maintain for this purpose. Keyport Financial Services Corp. ("KFSC"), our indirect subsidiary, serves as the principal underwriter for the Contract described in this prospectus. KFSC is registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. It is located at 125 High Street, Boston, Massachusetts 02110. We may also from time to time enter into selling agreements with other broker/dealers who will also distribute the Contracts. Such broker/dealers will be appropriately licensed to sell the Contracts.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account or the Principal Underwriter are a party. We are engaged in various kinds of routine litigation which, in our judgment, is not of material importance in relation to our total capital and surplus.

RECORDS AND REPORTS

As presently required by the Investment Company Act of 1940 ("1940 Act") and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. We will electronically mail to you, at your last know e-mail address, at least semiannually after the first Contract Year, reports containing information required by the 1940 Act or any other applicable law or regulation.

INQUIRIES BY CONTRACT OWNERS

If you have questions about your Contract, you may send an e-mail to our Internet Service Center (Help@Mail.AnnuityNet.com) or visit the Internet Service Center on the world wide web at http://www.AnnuityNet.com or write to us at Keyport Life Insurance Company, P.O. Box 691, Leesburg, VA 20178. You may also call our Service Office at (871) 569-3789.

TABLE OF CONTENTS-STATEMENT OF ADDITIONAL INFORMATION

PART B

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL FLEXIBLE PURCHASE PAYMENT

DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY

VARIABLE ACCOUNT A

OF

KEYPORT LIFE INSURANCE COMPANY ("Keyport")

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This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Stein Roe variable annuity prospectus dated November 15, 2000. The SAI is incorporated by reference into the prospectus. A free copy of the prospectus is available by writing Keyport at its Service Office P.O. Box 691, Leesburg, VA 20178 or upon e-mail request through our Internet Service Center website (http://www.AnnuityNet.com) or by calling (877) 569-3789. The prospectus is also available through the SEC website (http://www.sec.gov). In addition, other information regarding the Company and the Separate Account is available at the SEC website and through our Internet Service Center.

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The date of this statement of additional information is November 15, 2000.

EA.SAI	11/2000

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KEYPORT LIFE INSURANCE COMPANY

Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company, is the ultimate corporate parent of Keyport. Liberty Mutual ultimately controls Keyport through the following intervening holding company subsidiaries: Liberty Mutual Equity Corporation, LFC Holdings Inc., Liberty Financial Companies, Inc. ("LFC") and SteinRoe Services, Inc. Liberty Mutual, as of December 31, 1999, owned, indirectly, approximately 72% of the combined voting power of the outstanding stock of LFC (with the balance being publicly held). For additional information about Keyport, see "Keyport and the Variable Account" in the prospectus.

VARIABLE ANNUITY BENEFITS

Variable Annuity Payment Values

For each variable payment option, the total dollar amount of each periodic payment will be equal to the sum of all Sub-Account payments.

The first payment for each Sub-Account will be determined by deducting any applicable state premium taxes and then dividing the remaining value of that Sub-Account by $1,000 and multiplying the result by the greater of: (a) the applicable factor from the Contract's annuity table for the particular payment option; or (b) the factor currently offered by Keyport at the time annuity payments begin. This current factor may be based on the sex of the payee unless to do so would be prohibited by law.

The number of Annuity Units for each Sub-Account will be determined by dividing such first payment by the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the first payment. The number of Annuity Units remains fixed for the annuity payment period. Each Sub-Account payment after the first one will be determined by multiplying (a) by (b), where: (a) is the number of Sub-Account Annuity Units; and (b) is the Sub-Account Annuity Unit value for the Valuation Period that includes the date of the particular payment.

Variable annuity payments will fluctuate in accordance with the investment results of the underlying Eligible Funds. In order to determine how these fluctuations affect annuity payments, Keyport uses an Annuity Unit value. Each Sub-Account has its own Annuity Units and value per Unit. The Annuity Unit value applicable during any Valuation Period is determined at the end of such period.

When Keyport first purchased Eligible Fund shares on behalf of the Variable Account, Keyport valued each Annuity Unit for each Sub-Account at a specified dollar amount. The Unit value for each Sub-Account in any Valuation Period thereafter may increase or decrease and is determined as follows:

o

The total value of Fund shares held in the Sub-account is calculated by multiplying the number of Fund shares owned by the Sub-account at the beginning of the Valuation Period by the net asset value per share of the Fund at the end of the Valuation Period (without giving effect to any transactions occurring during the Valuation Period), and adding any dividend or other distribution of the Fund if the record date for such distribution occurs during the Valuation Period; minus

o

The liabilities of the Sub-account at the end of the Valuation Period (such liabilities include daily charges imposed on the Sub-account, and may include a tax charge factor); and the result is divided by

o

The outstanding number of Annuity Units in the Sub-account at the beginning of the Valuation Period. The result is adjusted by a factor to reflect the assumed annual investment rate (AIR). The AIR for Annuity Units based on the Contract's annuity tables is 5% per year.

With a particular AIR, payments after the first one will increase or decrease from month to month based on whether the actual annualized investment return of the selected Sub-Account(s) (after deducting the Mortality and Expense Risk Charge) is better or worse than the assumed AIR percentage. For example, consider what would happen if the actual annualized investment return is 9%, 5%, 3%, or 0% between the time of the first and second payments. With an actual 9% return, the 5% AIR payments would increase in amount. With an actual 5% return, the 5% AIR payment would stay the same. With an actual return of 3%, the 5% AIR payment would decrease in amount. Finally, with an actual return of 0%, the 5% AIR payments would decrease in amount .

Re-Allocating Sub-Account Payments

The number of Annuity Units for each Sub-Account under any variable annuity option will remain fixed during the entire annuity payment period unless the payee makes a written request for a change. Currently, a payee can instruct Keyport to change the Sub-Account(s) used to determine the amount of the variable annuity payments unlimited times every 12 months. The payee's request must specify the percentage of the annuity payment that is to be based on the investment performance of each Sub-Account. The percentage for each Sub-Account, if not zero, must be at least 5% and must be a whole number. At the end of the Valuation Period during which Keyport receives the request, Keyport will: (a) value the Annuity Units for each Sub-Account to create a total annuity value; (b) apply the new percentages the payee has selected to this total value; and (c) recompute the number of Annuity Units for each Sub-Account. This new number of units will remain fixed for the remainder of the payment period unless the payee requests another change.

CUSTODIAN

The custodian of the assets of the Variable Account is State Street Bank and Trust Company, a state chartered trust company. Its principal office is at 225 Franklin Street, Boston, Massachusetts.

PRINCIPAL UNDERWRITER

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The Contracts, which are offered continuously, are distributed by Keyport Financial Services Corp. ("KFSC"), a wholly-owned indirect subsidiary of Keyport.

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EXPERTS

The consolidated financial statements of Keyport Life Insurance Company at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of Keyport Life Insurance Company-Variable Account A at December 31, 1999 and for each of the two years in the period ended December 31, 1999, appearing in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

INVESTMENT PERFORMANCE

The Variable Account may from time to time quote performance information concerning its various Sub-Accounts. A Sub-Account's performance may also be compared to the performance of sub-accounts used with variable annuities offered by other insurance companies. This comparative information may be expressed as a ranking prepared by Financial Planning Resources, Inc. of Miami, FL (The VARDS Report), Lipper Analytical Services, Inc., or by Morningstar, Inc. of Chicago, IL (Morningstar's Variable Annuity Performance Report), which are independent services that compare the performance of variable annuity sub-accounts. The rankings are done on the basis of changes in accumulation unit values over time and do not take into account any charges (such as distribution charges or administrative charges) that are deducted directly from Contract values.

Ibbotson Associates of Chicago, IL provides historical returns from 1926 on capital markets in the United States. The Variable Account may quote the performance of its Sub-Accounts in conjunction with the long-term performance of capital markets in order to illustrate general long-term risk versus reward investment scenarios. Capital markets tracked by Ibbotson Associates include common stocks, small company stocks, long-term corporate bonds, long-term government bonds, U.S. Treasury Bills, and the U.S. inflation rate. Historical total returns are determined by Ibbotson Associates for: Common Stocks, represented by the Standard and Poor's Composite Stock Price Index (an unmanaged weighted index of 90 stocks prior to March 1957 and 500 stocks thereafter of industrial, transportation, utility and financial companies widely regarded by investors as representative of the stock market); Small Company Stocks, represented by the fifth capitalization quintile (i.e., the ninth and tenth deciles) of stocks on the New York Stock Exchange for 1926-1981 and by the performance of the Dimensional Fund Advisors Small Company 9/10 (for ninth and tenth deciles) Fund thereafter; Long Term Corporate Bonds, represented beginning in 1969 by the Salomon Brothers Long-Term High-Grade Corporate Bond Index, which is an unmanaged index of nearly all Aaa and Aa rated bonds, represented for 1946-1968 by backdating the Salomon Brothers Index using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon Brothers in computing its Index, and represented for 1925-1945 through the use of the Standard and Poor's monthly High-Grade Corporate Composite yield data, assuming a 4% coupon and a 20-year maturity; Long-Term Government Bonds, measured each year using a portfolio containing one U.S. government bond with a term of approximately twenty years and a reasonably current coupon; U.S. Treasury Bills, measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the shortest-term bill having not less than one month to maturity; Inflation, measured by the Consumer Price Index for all Urban Consumers, not seasonably adjusted, since January, 1978 and by the Consumer Price Index before then. The stock capital markets may be contrasted with the corporate bond and U.S. government securities capital markets. Unlike an investment in stock, an investment in a bond that is held to maturity provides a fixed rate of return. Bonds have a senior priority to common stocks in the event the issuer is liquidated and interest on bonds is generally paid by the issuer before it makes any distributions to common stock owners. Bonds rated in the two highest rating categories are considered high quality and present minimal risk of default. An additional advantage of investing in U.S. government bonds and Treasury bills is that they are backed by the full faith and credit of the U.S. government and thus have virtually no risk of default. Although government securities fluctuate in price, they are highly liquid.

Average annual total return information shows the average annual compounding percentage change applied to the value of an investment in the Sub-account from the beginning of the measuring period to the end of that period. This average annual total return reflects all historical investment results, less all Sub-account and Contract charges and deductions as required by certain regulatory rules. Average total return is not reduced by any premium taxes. Average total return would be less if these taxes were deducted.

In order to calculate average annual total return, we divide the change in value of a Sub-account under a Contract surrendered on a particular date by a hypothetical $1,000 investment in the Sub-account. We then annualize the resulting total rate for the period to obtain the average annual compounding percentage change during the period.

Average Annual Total Return for a Contract that is Surrendered

The tables below provide performance results for each Sub-Account through December 31, 1999. The results shown in this section are not an estimate or guarantee of future investment performance, and do not represent the actual experience of amounts invested by a particular Contract Owner.

The following tables were calculated using the method prescribed by the Securities and Exchange Commission. They illustrate each Sub-Account's average annual total return over the periods shown assuming a single $1,000 initial purchase payment and the surrender of the Contract at the end of each period. The Sub-Account's average annual total return is the annual rate that would be necessary to achieve the ending value of an investment kept in the Sub-Account for the period specified. The first table uses the inception date of the Contract's Sub-Accounts while the second table assumes the Contract was available prior to that date on the Funds' inception date.

Each calculation assumes that the $1,000 initial purchase payment was allocated to only one Sub-Account and no transfers or additional purchase payments were made. The rate of return reflects all charges assessed against a Contract and the Sub-Account except for any premium taxes that may be payable. The charge reflected is the annual .65% Annuity Asset Charge.

	Average Annual Total Return for a
	Contract Surrendered on 12/31/99
	Hypothetical $1,000 Purchase Payment*

	Length of Investment Period
	One	Three	Five	Ten	Since Sub-Account
Sub-Account	Year	Years	Years	Years	Inception Shown
Colonial High Yield Securities	1.69%	N/A	N/A	N/A	-0.82%(05/19/98)
Colonial Strategic Income	1.72%	N/A	N/A	N/A	5.26%(11/18/96)
Colonial U. S. Growth & Income	9.21%	N/A	N/A	N/A	19.14%(11/18/96)
Newport Tiger	64.96%	N/A	N/A	N/A	1.88%(11/18/96)
Stein Roe Global Utilities	22.99%	N/A	N/A	N/A	22.44%(11/18/96)
Stein Roe Balanced	10.30%	N/A	N/A	N/A	12.32%(11/18/96)
Stein Roe Growth Stock	29.81%	N/A	N/A	N/A	27.67%(11/18/96)
Stein Roe Mortgage Securities	0.90%	N/A	N/A	N/A	4.87%(11/18/96)

* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See "Fee Table" in the prospectus for any expense reimbursement percentages currently applicable to the Funds.

Average Annual Total Return for a
Contract Surrendered on 12/31/99
Hypothetical $1,000 Purchase Payment*

Length of Investment Period
	One	Three	Five	Ten	Since Fund
Sub-Account	Year	Years	Years	Years	Inception Shown
Colonial High Yield Securities	1.69%	N/A	N/A	N/A	-0.82%(05/19/98)
Colonial Strategic Income	1.72%	5.15%	8.30%	N/A	7.63%(07/05/94)
Colonial U. S. Growth & Income	9.21%	19.65%	21.72%	N/A	28.48%(07/05/94)
Newport Tiger	64.96%	1.61%	N/A	N/A	6.63%(05/01/95)
Stein Roe Global Utilities	22.99%	22.76%	21.33%	N/A	13.64%(07/01/93)
Stein Roe Balanced	10.30%	12.70%	15.44%	11.11%	12.03%(01/01/89)
Stein Roe Growth Stock	29.81%	29.43%	29.02%	18.10%	19.18%(01/01/89)
Stein Roe Mortgage Securities	0.90%	5.07%	6.77%	6.40%	6.91%(01/01/89)

* Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See "Fee Table" in the prospectus for any expense reimbursement percentages currently applicable to the Funds.

Change in Accumulation Unit Value

The following performance information illustrates the average annual change and the actual annual change in Accumulation Unit values for each Sub-Account and is computed differently than the standardized average annual total return information. Performance information for periods prior to the inception date of the Contract's Sub-Accounts (11/18/96 except for Colonial High Yield Securities (5/19/98)) assumes the Contracts were available prior to that date on the Funds' inception date.

A Sub-Account's average annual change in Accumulation Unit values is the annualized rate at which the value of a Unit changes over the time period illustrated. A Sub-Account's actual annual change in Accumulation Unit values is the rate at which the value of a Unit changes over each 12-month period illustrated. These rates of change in Accumulation Unit values reflect the Contract's annual .65% Annuity Asset Charge. They do not reflect deductions for any premium taxes. The rates of change would be lower if these charges were included.

	Average Annual Change	Average Annual Change
	In Accumulation Unit	in Accumulation Unit Value
	Value From Fund	over the period shown
	Inception Shown	through 12/31/99
Sub-Account	through 12/31/99**	Three Years	Five Years	Ten Years
Colonial High Yield Securities	-0.82%(05/19/98)	N/A	N/A	N/A
Colonial Strategic Income	7.63%(07/05/94)	5.15%	8.30%	N/A
Colonial U. S. Growth & Income	28.48%(07/05/94)	19.62%	21.72%	N/A
Newport Tiger	6.63%(05/01/95)	1.61%	N/A	N/A
Stein Roe Global Utilities	13.64%(07/01/93)	22.76%	21.33%	N/A
Stein Roe Balanced	12.03%(01/01/89)	12.70%	15.44%	11.11%
Stein Roe Growth Stock	19.18%(01/01/89)	29.43%	29.02%	18.10%
Stein Roe Mortgage Securities	6.91%(01/01/89)	5.07%	6.77%	6.40%
12-Month Period Change in Accumulation
Unit Value**
Sub-Account	1990	1991	1992	1993	1994
Colonial High Yield Securities	N/A	N/A	N/A	N/A	N/A
Colonial Strategic Income	N/A	N/A	N/A	N/A	0.51%*
Colonial U. S. Growth & Income	N/A	N/A	N/A	N/A	4.07%*
Newport Tiger	N/A	N/A	N/A	N/A	N/A
Stein Roe Global Utilities	N/A	N/A	N/A	-2.02%*	-10.85%
Stein Roe Balanced	-1.38%	27.11%	6.84%	8.58%	-3.81%
Stein Roe Growth Stock	-2.31%	47.07%	5.94%	4.29%	-6.96%
Stein Roe Mortgage Securities	8.40%	13.74%	5.27%	5.57%	-2.21%
12-Month Period Change in Accumulation
Unit Value**
Sub-Account	1995	1996	1997	1998	1999
Colonial High Yield Securities	N/A	N/A	N/A	-2.96%*	1.69%
Colonial Strategic Income	17.54%	9.01%	8.50%	5.34%	1.72%
Colonial U. S. Growth & Income	28.86%	21.05%	31.38%	19.37%	9.21%
Newport Tiger	15.02%*	10.52%	-31.59%	-7.04%	64.96%
Stein Roe Global Utilities	34.28%	5.83%	27.92%	17.57%	22.99%
Stein Roe Balanced	24.67%	14.87%	16.06%	11.81%	10.30%
Stein Roe Growth Stock	36.85%	20.49%	31.42%	27.08%	29.81%
Stein Roe Mortgage Securities	15.00%	4.02%	8.34%	6.11%	0.90%

* Percentage of change is for less than 12 months; it is for the period from the inception date shown to the end of the year.

** Fund expenses in excess of defined amounts were reimbursed during one or more calendar years for all Funds except Newport Tiger and Stein Roe Balanced. Without this expense reimbursement any return percentages shown that include these calendar years would be lower. See "Fee Table" in the prospectus for any expense reimbursement percentages currently applicable to the Funds.

Yield for Stein Roe Money Market Sub-Account

Yield percentages for the Stein Roe Money Market Sub-Account are calculated using the method prescribed by the Securities and Exchange Commission. Yields reflect the deduction of the annual .65% asset-based Contract charges. Yields do not reflect premium tax charges. The yield would be lower if these charges were included. The following is the standardized formula:

Yield equals:   (A - B - 1) x  365

                             C                  7

Where:

A	=	the Accumulation Unit value at the end of the 7-day period.

B	=	$0.00.

C	=	the Accumulation Unit value at the beginning of the 7-day period.

The yield formula assumes that the weekly net income generated by an investment in the Stein Roe Money Market Sub-Account will continue over an entire year.

For the 7-day period ended 12/31/99 the yield for the Stein Roe Money Market Sub-Account was 4.27%.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Keyport Life Insurance Company are included in the statement of additional information. The consolidated financial statements of Keyport Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Report of Independent Auditors

To the Board of Directors of Keyport Life Insurance Company

and Contract Owners of Variable Account A

We have audited the accompanying statement of net assets of Keyport Life Insurance Company-Variable Account A as of December 31, 1999, and the related statement of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of Keyport Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Keyport Life Insurance Company - Variable Account A at December 31, 1999 and the results of its operations and changes in net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts	/s/ERNST & YOUNG LLP
April 7, 2000

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Net Assets

December 31, 1999

Assets
Investments at market value:
AIM Variable Insurance Funds, Inc.
AIM Capital Appreciation Fund - 6B 160,718 shares (cost $4,665,677)	$5,718,344
AIM Growth Fund - 6E 196,769 shares (cost $5,469,796)	6,345,794
AIM International Equity Fund - 6F 212,478 shares (cost $4,772,409)	6,223,474
AIM Value Fund - 357,236 shares (cost $10,899,658)	11,967,398

Alger American Fund
Alger American Growth Portfolio - 1,499,979 shares (cost $78,983,405)	96,568,678
Alger American Small Capitalization Portfolio - 424,915 shares (cost $17,969,845)	23,434,035

Alliance Variable Products Series Fund, Inc.
Alliance Global Bond Portfolio - 2,642,914 shares (cost $30,710,952)	29,729,716
Alliance Premier Growth Portfolio - 4,919,458 shares (cost $153,167,408)	198,972,590
Alliance Growth & Income Portfolio - 393,782 shares (cost $8,464,619)	8,577,932
Alliance Real Estate Portfolio - 115,749 shares (cost $1,104,150)	1,026,690
Alliance Technology Portfolio - 275,413 shares (cost $7,463,544)	9,256,641

Franklin Templeton Fund
Templeton Developing Markets Fund - 117,344 shares (cost $790,563)	908,243

Liberty Variable Investment Trust
Colonial Growth and Income Fund - 7,619,127 shares (cost $117,833,324)	100,420,091
SteinRoe Global Utilities Fund - 2,721,183 shares (cost $37,157,613)	46,668,287
Colonial International Fund for Growth - 20,776,351 shares (cost $41,562,368)	57,966,019
Colonial Strategic Income Fund - 9,898,484 shares (cost $111,130,338)	103,340,172
Colonial U.S. Growth & Income Fund - 5,765,790 (cost $106,220,670)	114,450,936
Colonial High Yield Securities Fund - 1,013,144 shares (cost $9,522,580)	8,966,321
Colonial Small Cap Value Fund - 171,137 shares (cost $1,427,214)	1,560,771
Newport Tiger Fund - 4,201,102 shares (cost $7,860,655)	11,006,888
Liberty All-Star Equity Fund - 5,736,213 shares (cost $63,768,745)	71,587,942
Colonial Global Equity Fund - 644,185 shares (cost $6,514,179)	7,227,755
Colonial International Horizons Fund - 606,320 (cost $6,328,186)	7,463,806
Crabbe Huson Real Estate Fund - 254,545 shares (cost $2,466,333)	2,125,447

Manning & Napier Insurance Fund, Inc.
Manning & Napier Growth Portfolio - 22,982 shares (cost $290,534)	288,882

MFS Variable Insurance Trust
MFS Emerging Growth Series Portfolio - 1,484,737 shares (cost $29,786,949)	56,330,930
MFS Bond Series Portfolio - 619,156 shares (cost $6,883,898)	6,767,380
MFS Research Series Portfolio - 2,638,854 shares (cost $47,457,350)	61,590,844

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Net Assets

December 31, 1999

Assets (continued)
Mitchell Hutchins Series Trust
Mitchell Hutchins Balanced Portfolio - 52,400 shares (cost $596,412)	$615,700
Mitchell Hutchins Global Equity Portfolio - 24,922 shares (cost $378,770)	403,734
Mitchell Hutchins Growth Portfolio - 98,136 shares (cost $1,974,172)	2,364,089
Mitchell Hutchins Growth & Income Portfolio - 48,094 shares (cost $736,729)	786,342
Mitchell Hutchins Strategic Income Portfolio - 4,765 shares (cost $58,992)	55,893
Mitchell Hutchins Tactical Allocation Portfolio - 1,445,474 shares (cost	23,821,419
$23,617,881)

SteinRoe Variable Investment Trust
SteinRoe Money Market Fund - 84,169,590 shares (cost $84,169,590)	84,169,590
SteinRoe Small Company Growth Fund - 531,974 shares (cost $8,317,567)	10,729,910
SteinRoe Balanced Fund - 7,445,121 shares (cost $121,257,507)	132,597,606
SteinRoe Mortgage Securities Fund - 4,212,242 shares (cost $44,357,225)	43,596,707
SteinRoe Growth Stock Fund - 1,789,590 shares (cost $77,110,795)	103,670,971

$1,459,303,967
Total assets

Net assets
Variable annuity contracts (Note 5)	$1,187,798,027
Annuity reserves (Note 2)	234,559,321
Invested by Keyport Life Insurance Company (Note 2)	36,946,619

Total Net assets	$1,459,303,967

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	AIM Capital		AIM
	Appreciation Fund		Growth Fund
	1999	1998	1999	1998
Income
Dividends	$101,108	$256	$212,546	$8,896
Expenses (Note 3)
Mortality and expense risk
and administrative charges	17,797	105	30,050	2,217
Net investment income (expense)	83,311	151	182,496	6,679
Realized gain (loss)	13,447	1	(7,215)	186
Unrealized appreciation (depreciation)
during the period	1,052,087	580	860,371	15,627
Net increase (decrease) in net assets
from operations	1,148,845	732	1,035,652	22,492

Purchase payments from contract owners	4,185,089	8,742	5,331,334	166,041
Transfers between accounts	993,933	80	880,608	13,477
Contract terminations and annuity payouts	(619,077)	-	(1,103,810)	-
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	4,559,945	8,822	5,108,132	179,518

Net assets at beginning of period	9,554	-	202,010	-

Net assets at end of period	$5,718,344	$9,554	$6,345,794	$202,010

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	AIM International		AIM
	Equity Fund		Value Fund *
	1999	1998	1999
Income
Dividends	$231,844	$1,557	$169,257
Expenses (Note 3)
Mortality and expense risk
and administrative charges	32,232	3,569	33,040
Net investment income (expense)	199,612	(2,012)	136,217
Realized gain (loss)	482,068	(10)	17,433
Unrealized appreciation (depreciation)
during the period	1,436,781	14,284	1,067,740
Net increase (decrease) in net assets
from operations	2,118,461	12,262	1,221,390

Purchase payments from contract owners	4,185,708	309,855	8,344,951
Transfers between accounts	210,278	3,019	5,539,801
Contract terminations and annuity payouts	(616,109)	-	(3,138,744)
Other transfers to Keyport Life
Insurance Company	-	-	-
Net increase (decrease) in net assets from
contract transactions	3,779,877	312,874	10,746,008

Net assets at beginning of period	325,136	-	-

Net assets at end of period	$6,223,474	$325,136	$11,967,398

*Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Alger American		Alger American Small
	Growth Portfolio		Capitalization Portfolio
	1999	1998	1999	1998
Income
Dividends	$4,125,851	$922,815	$1,377,954	$512,814
Expenses (Note 3)
Mortality and expense risk
and administrative charges	750,374	283,553	190,423	98,963
Net investment income (expense)	3,375,477	639,262	1,187,531	413,851
Realized gain (loss)	40,351	7,907	54,937	(7,450)
Unrealized appreciation (depreciation)
during the period	14,054,925	3,388,828	4,938,728	444,946
Net increase (decrease) in net assets
from operations	17,470,753	4,035,997	6,181,196	851,347

Purchase payments from contract owners	45,556,871	10,554,510	6,670,716	4,038,589
Transfers between accounts	27,719,972	8,177,650	4,150,100	3,133,840
Contract terminations and annuity payouts	(16,386,178)	(2,990,747)	(2,224,408)	(1,107,934)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	56,890,665	15,741,413	8,596,408	6,064,495

Net assets at beginning of period	22,207,260	2,429,850	8,656,431	1,740,589

Net assets at end of period	$96,568,678	$22,207,260	$23,434,035	$8,656,431

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Alliance Global		Alliance Premier
	Bond Portfolio		Growth Portfolio
	1999	1998	1999	1998
Income
Dividends	$717,113	$85,813	$1,528,062	$14,979
Expenses (Note 3)
Mortality and expense risk
and administrative charges	294,956	138,776	1,655,730	676,381
Net investment income (expense)	422,157	(52,963)	(127,668)	(661,402)
Realized gain (loss)	4,930	2,468	44,317	318
Unrealized appreciation (depreciation)
during the period	(1,650,584)	668,715	36,128,510	9,334,300
Net increase (decrease) in net assets
from operations	(1,223,497)	618,220	36,045,159	8,673,216

Purchase payments from contract owners	14,226,536	5,658,084	89,118,935	29,356,134
Transfers between accounts	10,439,405	5,089,523	49,301,104	20,346,792
Contract terminations and annuity payouts	(5,229,415)	(1,935,854)	(29,222,853)	(8,848,981)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	19,436,526	8,811,753	109,197,186	40,853,945

Net assets at beginning of period	11,516,687	2,086,714	53,730,245	4,203,084

Net assets at end of period	$29,729,716	$11,516,687	$198,972,590	$53,730,245

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998

	Alliance Growth &		Alliance Real
	Income Portfolio		Estate Portfolio
	1999	1998	1999	1998
Income
Dividends	$233,094	$-	$22,514	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	48,146	6,145	8,164	1,308
Net investment income (expense)	184,948	(6,145)	14,350	(1,308)
Realized gain (loss)	(6,223)	169	(241)	(11)
Unrealized appreciation (depreciation)
during the period	56,862	56,451	(75,059)	(2,401)
Net increase (decrease) in net assets
from operations	235,587	50,475	(60,950)	(3,720)

Purchase payments from contract owners	8,481,681	519,916	1,082,272	119,542
Transfers between accounts	809,169	9,887	(2,353)	3,366
Contract terminations and annuity payouts	(1,508,301)	(20,482)	(111,440)	(27)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	7,782,549	509,321	968,479	122,881

Net assets at beginning of period	559,796	-	119,161	-

Net assets at end of period	$8,577,932	$559,796	$1,026,690	$119,161

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Alliance	Templeton Developing
	Technology Portfolio*	Markets Fund *
	1999	1999
Income
Dividends	$-	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	17,881	1,741
Net investment income (expense)	(17,881)	(1,741)
Realized gain (loss)	61,619	346
Unrealized appreciation (depreciation)
during the period	1,793,097	117,681
Net increase (decrease) in net assets
from operations	1,836,835	116,286

Purchase payments from contract owners	6,575,226	683,637
Transfers between accounts	2,034,349	131,425
Contract terminations and annuity payouts	(1,189,769)	(23,105)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	7,419,806	791,957

Net assets at beginning of period	-	-

Net assets at end of period	$9,256,641	$908,243

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial Growth		SteinRoe
	and Income Fund		Global Utilities Fund
	1999	1998	1999	1998
Income
Dividends	$23,259,913	$1,866,557	$1,355,330	$253,744
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,113,754	489,409	418,090	158,679
Net investment income (expense)	22,146,159	1,377,148	937,240	95,065
Realized gain (loss)	11,844	56,210	43,748	17,820
Unrealized appreciation (depreciation)
during the period	(19,403,775)	1,591,420	8,110,911	1,289,332
Net increase (decrease) in net assets
from operations	2,754,228	3,024,778	9,091,899	1,402,217

Purchase payments from contract owners	36,657,225	21,519,326	17,956,204	7,058,523
Transfers between accounts	26,613,474	16,633,854	8,600,913	6,141,991
Contract terminations and annuity payouts	(15,183,259)	(2,946,314)	(5,126,741)	(821,372)
Other transfers to Keyport Life
Insurance Company	18,401	(18,401)	2,232	(2,232)
Net increase (decrease) in net assets from
contract transactions	48,105,841	35,188,465	21,432,608	12,376,910

Net assets at beginning of period	49,560,022	11,346,779	16,143,780	2,364,653

Net assets at end of period	$100,420,091	$49,560,022	$46,668,287	$16,143,780

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial International		Colonial
	Fund for Growth		Strategic Income Fund
	1999	1998	1999	1998
Income
Dividends	$422,000	$127,229	$7,496,637	$2,985,885
Expenses (Note 3)
Mortality and expense risk
and administrative charges	617,550	326,216	1,099,621	483,306
Net investment income (expense)	(195,550)	(198,987)	6,397,016	2,502,579
Realized gain (loss)	261,754	1,670	7,539	(1,086)
Unrealized appreciation (depreciation)
during the period	16,101,378	1,116,168	(6,026,313)	(1,746,749)
Net increase (decrease) in net assets
from operations	16,167,582	918,851	378,242	754,744

Purchase payments from contract owners	9,502,502	14,230,002	37,409,240	22,100,729
Transfers between accounts	3,970,819	10,942,976	32,717,261	20,425,398
Contract terminations and annuity payouts	(5,573,546)	(2,278,286)	(16,167,084)	(3,326,987)
Other transfers to Keyport Life
Insurance Company	639	(639)	-	-
Net increase (decrease) in net assets from
contract transactions	7,900,414	22,894,053	53,959,417	39,199,140

Net assets at beginning of period	33,898,023	10,085,119	49,002,513	9,048,629

Net assets at end of period	$57,966,019	$33,898,023	$103,340,172	$49,002,513

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial U.S. Growth		Colonial High Yield
	& Income Fund		Securities Fund
	1999	1998	1999	1998
Income
Dividends	$6,120,287	$2,277,895	$526,823	$43,741
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,189,617	556,819	66,776	10,850
Net investment income (expense)	4,930,670	1,721,076	460,047	32,891
Realized gain (loss)	37,415	102,275	(612)	158
Unrealized appreciation (depreciation)
during the period	4,116,559	3,613,148	(508,444)	(35,226)
Net increase (decrease) in net assets
from operations	9,084,644	5,436,499	(49,009)	(2,177)

Purchase payments from contract owners	39,987,438	27,320,953	8,271,916	1,001,169
Transfers between accounts	22,124,597	16,723,140	677,592	(17,492)
Contract terminations and annuity payout	(13,821,211)	(2,966,899)	(878,921)	(36,757)
Other transfers to Keyport Life
Insurance Company	4,860	(4,860)	47	(47)
Net increase (decrease) in net assets from
contract transactions	48,295,684	41,072,334	8,070,634	946,873

Net assets at beginning of period	57,070,608	10,561,775	944,696	-

Net assets at end of period	$114,450,936	$57,070,608	$8,966,321	$944,696

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial Small Cap
	Value Fund		Newport Tiger Fund
	1999	1998	1999	1998
Income
Dividends	$1,957	$438	$80,205	$80,691
Expenses (Note 3)
Mortality and expense risk
and administrative charges	8,163	506	98,281	48,602
Net investment income (expense)	(6,206)	(68)	(18,076)	32,089
Realized gain (loss)	652	121	99,866	12,183
Unrealized appreciation (depreciation)
during the period	128,204	4,049	3,908,644	(310,542)
Net increase (decrease) in net assets
from operations	122,650	4,102	3,990,434	(266,270)

Purchase payments from contract owners	1,353,806	38,722	2,762,039	1,541,776
Transfers between accounts	109,900	3,243	1,203,071	1,412,702
Contract terminations and annuity payouts	(71,652)	-	(1,236,774)	(474,114)
Other transfers to Keyport Life
Insurance Company	12	(12)	-	-
Net increase (decrease) in net assets from
contract transactions	1,392,066	41,953	2,728,336	2,480,364

Net assets at beginning of period	46,055	-	4,288,118	2,074,024

Net assets at end of period	$1,560,771	$46,055	$11,006,888	$4,288,118

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Liberty		Colonial Global
	All-Star Equity Fund		Equity Fund *
	1999	1998	1999
Income
Dividends	$2,304,616	$173,281	$28,046
Expenses (Note 3)
Mortality and expense risk
and administrative charges	444,590	235,064	3,386
Net investment income (expense)	1,860,026	(61,783)	24,660
Realized gain (loss)	5,652	152,083	7,366
Unrealized appreciation (depreciation)
during the period	2,599,215	5,074,612	713,576
Net increase (decrease) in net assets
from operations	4,464,893	5,164,912	745,602

Purchase payments from contract owners	21,278,246	11,242,834	1,671,713
Transfers between accounts	11,009,736	7,882,616	5,176,579
Contract terminations and annuity payouts	(6,610,197)	(3,871,455)	(366,139)
Other transfers to Keyport Life
Insurance Company	531	(531)	-
Net increase (decrease) in net assets from
contract transactions	25,678,316	15,253,464	6,482,153

Net assets at beginning of period	41,444,733	21,026,357	-

Net assets at end of period	$71,587,942	$41,444,733	$7,227,755

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Colonial Int'l	Crabbe Huson Real
	Horizons Fund *	Estate Fund *
	1999	1999
Income
Dividends	$60,630	$63,727
Expenses (Note 3)
Mortality and expense risk
and administrative charges	5,109	872
Net investment income (expense)	55,521	62,855
Realized gain (loss)	14,031	(142)
Unrealized appreciation (depreciation)
during the period	1,135,620	(340,886)
Net increase (decrease) in net assets
from operations	1,205,172	(278,173)

Purchase payments from contract owners	2,221,592	260,599
Transfers between accounts	4,764,826	2,160,347
Contract terminations and annuity payouts	(727,784)	(17,326)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	6,258,634	2,403,620

Net assets at beginning of period	-	-

Net assets at end of period	$7,463,806	$2,125,447

*Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Manning & Napier		Manning & Napier
	Small Cap Portfolio		Growth Portfolio
	1999	1998	1999	1998
Income
Dividends	$39	$517	$17,706	$17,491
Expenses (Note 3)
Mortality and expense risk
and administrative charges	23	29	1,055	5,012
Net investment income (expense)	16	488	16,651	12,479
Realized gain (loss)	(314)	3	(10,293)	(7)
Unrealized appreciation (depreciation)
during the period	385	(856)	26,456	(28,108)
Net increase (decrease) in net assets
from operations	87	(365)	32,814	(15,636)

Purchase payments from contract owners	-	-	-	466,902
Transfers between accounts	-	(2,320)	(200,529)	5,331
Contract terminations and annuity payouts	(2,689)	-	-	-
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(2,689)	(2,320)	(200,529)	472,233

Net assets at beginning of period	2,602	5,287	456,597	-

Net assets at end of period	$-	$2,602	$288,882	$456,597

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Manning & Napier		MFS Emerging
	Equity Portfolio		Growth Series Portfolio
	1999	1998	1999	1998
Income
Dividends	$854	$200	$-	$43,497
Expenses (Note 3)
Mortality and expense risk
and administrative charges	34	34	439,623	241,758
Net investment income (expense)	820	166	(439,623)	(198,261)
Realized gain (loss)	720	6	236,766	(5,826)
Unrealized appreciation (depreciation)
during the period	(452)	(96)	23,048,053	3,304,524
Net increase (decrease) in net assets
from operations	1,088	76	22,845,196	3,100,437

Purchase payments from contract owners	-	-	12,040,565	11,148,879
Transfers between accounts	-	(2,226)	6,932,697	5,908,917
Contract terminations and annuity payouts	(4,227)	-	(4,689,590)	(3,356,215)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	(4,227)	(2,226)	14,283,672	13,701,581

Net assets at beginning of period	3,139	5,289	19,202,062	2,400,044

Net assets at end of period	$-	$3,139	$56,330,930	$19,202,062

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	MFS Bond Series Portfolio		MFS Research Series Portfolio
	1999	1998	1999	1998
Income
Dividends	$59,673	$-	$480,701	$209,197
Expenses (Note 3)
Mortality and expense risk
and administrative charges	56,119	9,466	606,895	324,618
Net investment income (expense)	3,554	(9,466)	(126,194)	(115,421)
Realized gain (loss)	583	69	(5,817)	4,725
Unrealized appreciation (depreciation)
during the period	(126,367)	9,849	10,633,721	3,157,773
Net increase (decrease) in net assets
from operations	(122,230)	452	10,501,710	3,047,077

Purchase payments from contract owners	7,053,474	805,355	19,066,897	12,688,545
Transfers between accounts	(208,097)	56,588	12,814,399	9,878,627
Contract terminations and annuity payouts	(818,108)	(54)	(7,842,197)	(4,099,205)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	6,027,269	861,889	24,039,099	18,467,967

Net assets at beginning of period	862,341	-	27,050,035	5,534,991

Net assets at end of period	$6,767,380	$862,341	$61,590,844	$27,050,035

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Mitchell Hutchins	Mitchell Hutchins
	Balanced Portfolio *	Global Euity Portfolio *
	1999	1999
Income
Dividends	$5	$282
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,895	639
Net investment income (expense)	(1,890)	(357)
Realized gain (loss)	1,318	273
Unrealized appreciation (depreciation)
during the period	19,287	24,964
Net increase (decrease) in net assets
from operations	18,715	24,880

Purchase payments from contract owners	290,494	356,489
Transfers between accounts	388,801	26,468
Contract terminations and annuity payouts	(82,310)	(4,103)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	596,985	378,854

Net assets at beginning of period	-	-

Net assets at end of period	$615,700	$403,734

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Mitchell Hutchins	Mitchell Hutchins
	Growth Portfolio *	Growth & Income Portfolio *
	1999	1999
Income
Dividends	$24	$1
Expenses (Note 3)
Mortality and expense risk
and administrative charges	8,050	1,440
Net investment income (expense)	(8,026)	(1,439)
Realized gain (loss)	(9,607)	(252)
Unrealized appreciation (depreciation)
during the period	389,917	49,613
Net increase (decrease) in net assets
from operations	372,284	47,922

Purchase payments from contract owners	1,463,018	556,246
Transfers between accounts	903,617	263,025
Contract terminations and annuity payouts	(374,830)	(80,851)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	1,991,805	738,420

Net assets at beginning of period	-	-

Net assets at end of period	$2,364,089	786,342

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	Mitchell Hutchins	Mitchell Hutchins
	Strategic Income Portfolio *	Tactical Allocation Portfolio *
	1999	1999
Income
Dividends	$3,115	$1,502,420
Expenses (Note 3)
Mortality and expense risk
and administrative charges	175	89,704
Net investment income (expense)	2,940	1,412,716
Realized gain (loss)	-	(763)
Unrealized appreciation (depreciation)
during the period	(3,099)	203,538
Net increase (decrease) in net assets
from operations	(159)	1,615,491

Purchase payments from contract owners	5,060	10,162,651
Transfers between accounts	50,992	15,571,444
Contract terminations and annuity payouts	-	(3,528,167)
Other transfers to Keyport Life
Insurance Company	-	-
Net increase (decrease) in net assets from
contract transactions	56,052	22,205,928

Net assets at beginning of period	-	-

Net assets at end of period	$55,893	$23,821,419

* Commenced operations July 1, 1999

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	SteinRoe Money		SteinRoe Small
	Market Fund		Company Growth Fund
	1999	1998	1999	1998
Income
Dividends	$2,705,615	$103,247	$-	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	773,463	1,055,552	98,329	62,279
Net investment income (expense)	1,932,152	(952,305)	(98,329)	(62,279)
Realized gain (loss)	-	-	28,500	145,327
Unrealized appreciation (depreciation)
during the period	-	-	3,282,785	(699,035)
Net increase (decrease) in net assets
from operations	1,932,152	(952,305)	3,212,956	(615,987)

Purchase payments from contract owners	75,251,444	26,805,829	1,468,690	3,375,836
Transfers between accounts	10,769,792	9,997,765	718,299	1,244,874
Contract terminations and annuity payouts	(34,684,625)	(8,183,303)	(915,225)	(445,514)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	51,336,611	28,620,291	1,271,764	4,175,196

Net assets at beginning of period	30,900,827	3,232,841	6,245,190	2,685,981

Net assets at end of period	$84,169,590	$30,900,827	$10,729,910	$6,245,190

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	SteinRoe		SteinRoe Mortgage
	Balanced Fund		Securities Fund
	1999	1998	1999	1998
Income
Dividends	$5,104,247	$-	$1,532,953	$-
Expenses (Note 3)
Mortality and expense risk
and administrative charges	1,246,257	431,783	494,945	250,260
Net investment income (expense)	3,857,990	(431,783)	1,038,008	(250,260)
Realized gain (loss)	65,992	408,403	(1,894)	(21,858)
Unrealized appreciation (depreciation)
during the period	7,222,022	3,944,917	(1,130,189)	146,629
Net increase (decrease) in net assets
from operations	11,146,004	3,921,537	(94,075)	(125,489)

Purchase payments from contract owners	90,372,817	22,947,236	15,439,942	11,312,207
Transfers between accounts	23,241,187	17,871,316	10,229,684	10,917,911
Contract terminations and annuity payouts	(43,865,024)	(2,320,956)	(7,730,613)	(1,600,632)
Other transfers to Keyport Life
Insurance Company	-	-	-	-
Net increase (decrease) in net assets from
contract transactions	69,748,980	38,497,596	17,939,013	20,629,486

Net assets at beginning of period	51,702,622	9,283,489	25,751,769	5,247,772

Net assets at end of period	$132,597,606	$51,702,622	$43,596,707	$25,751,769

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Statement of Operations and Changes in Net Assets

For the Years Ended December 31, 1999 and 1998
	SteinRoe Growth
	Stock Fund		Total	Total
	1999	1998	1999	1998
Income
Dividends	$1,216,366	$-	$63,063,515	$9,730,740
Expenses (Note 3)
Mortality and expense risk
and administrative charges	825,682	268,921	12,790,671	6,170,180
Net investment income (expense)	390,684	(268,921)	50,272,844	3,560,560
Realized gain (loss)	(43,936)	1,110,012	1,456,158	1,985,866
Unrealized appreciation (depreciation)
during the period	21,089,496	5,175,373	135,045,958	39,528,512
Net increase (decrease) in net assets
from operations	21,436,244	6,016,464	186,774,960	45,074,938

Purchase payments from contract owners	43,034,325	16,066,184	650,337,588	262,402,420
Transfers between accounts	21,733,236	7,673,007	324,571,921	180,475,852
Contract terminations and annuity payouts	(13,629,029)	(1,063,029)	(245,405,431)	(52,695,117)
Other transfers to Keyport Life
Insurance Company	-	-	26,722	(26,722)
Net increase (decrease) in net assets from
contract transactions	51,138,532	22,676,162	729,530,800	390,156,433

Net assets at beginning of period	31,096,195	2,403,569	542,998,207	107,766,836

Net assets at end of period	$103,670,971	$31,096,195	$1,459,303,967	$542,998,207

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements

December 31, 1999

1. Organization

Variable Account A (the "Variable Account") is a segregated investment account of Keyport Life Insurance Company (the "Company"). The Variable Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The Variable Account is a funding vehicle for group and individual variable annuity contracts. The Variable Account currently offers five contracts: Keyport Advisor Variable Annuity, Keyport Advisor Vista Variable Annuity, Keyport Advisor Charter Variable Annuity, Keyport Advisor Optima Variable Annuity and Manning & Napier Variable Annuity, distinguished principally by the level of expenses, surrender charges, and eligible fund options. The three contracts and their respective eligible fund options are as follows:
Keyport Advisor Variable Annuity	Keyport Advisor Vista Variable Annuity

Alger American Fund:	AIM Variable Insurance Funds, Inc:
Alger American Growth Portfolio	AIM Capital Appreciation Fund
Alger American Small Capitalization Portfolio	AIM Growth Fund
AIM International Equity Fund

MFS Variable Insurance Trust:	MFS Variable Insurance Trust:
MFS Emerging Growth Series	MFS Emerging Growth Series
MFS Research Series	MFS Research Series
MFS Bond Series

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund	SteinRoe Money Market Fund
SteinRoe Small Company Growth	SteinRoe Small Company Growth
SteinRoe Balanced Fund	SteinRoe Balanced Fund
SteinRoe Mortgaged Securities Fund	SteinRoe Growth Stock Fund
SteinRoe Growth Stock Fund

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
Colonial Growth and Income Fund	Colonial Growth and Income Fund
SteinRoe Global Utilities Fund	SteinRoe Global Utilities Fund
Colonial International Fund for Growth	Colonial Strategic Income Fund
Colonial Strategic Income Fund	Colonial U.S. Growth & Income
Colonial U.S. Growth & Income	Liberty All-Star Equity Fund
Newport Tiger Fund	Colonial Small Cap Value Fund
Liberty All-Star Equity Fund	Colonial High Yield Securities Fund

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio	Alliance Global Bond Portfolio
Alliance Premier Growth Portfolio	Alliance Premier Growth Portfolio
Alliance Growth and Income Portfolio
Alliance Real Estate Portfolio

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Keyport Advisor Charter Variable Annuity	Keyport Advisor Optima Variable Annuity

AIM Variable Insurance Funds, Inc:	AIM Variable Insurance Funds, Inc:
AIM Capital Appreciation Fund	AIM Capital Appreciation Fund
AIM Value Fund	AIM Value Fund
AIM Growth Fund

SteinRoe Variable Investment Trust (SRVIT):	SteinRoe Variable Investment Trust (SRVIT):
SteinRoe Money Market Fund	SteinRoe Money Market Fund
SteinRoe Balanced Fund	SteinRoe Balanced Fund
SteinRoe Mortgaged Securities Fund	SteinRoe Mortgaged Securities Fund
SteinRoe Growth Stock Fund	SteinRoe Growth Stock Fund

Liberty Variable Investment Trust (LVIT):	Liberty Variable Investment Trust (LVIT):
SteinRoe Global Utilities Fund	SteinRoe Global Utilities Fund
Colonial International Horizons	Colonial International Horizons
Colonial High Yield	Colonial High Yield
Colonial Small Cap Value	Colonial Small Cap Value
Colonial U.S. Growth and Income Fund	Colonial U.S. Growth and Income Fund
Crabbe Huson Real Estate	Crabbe Huson Real Estate
Liberty All-Star Equity Fund	Liberty All-Star Equity Fund
Newport Tiger Fund
Colonial Strategic Income Fund
Colonial Global Equity

Alliance Variable Products Series Fund, Inc:	Alliance Variable Products Series Fund, Inc:
Alliance Global Bond Portfolio	Alliance Global Bond Portfolio
Alliance Technology	Alliance Technology
Alliance Premier Growth Portfolio	Alliance Growth and Income

Templeton Variable Products Series Funds:	Templeton Variable Products Series Funds:
Templeton Developing Markets	Templeton Developing Markets

Alger American Fund:	Mitchell Hutchins Trust:
Alger American Growth Portfolio	Mitchell Hutchins Balanced
Alger American Small Capitalization Portfolio	Mitchell Hutchins Global Equity
Mitchell Hutchins Growth
Mitchell Hutchins Growth & Income
Mitchell Hutchins Strategic Income
Mitchell Hutchins Tactical Allocation

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

1. Organization (continued)
Manning & Napier Variable Annuity

Manning & Napier Insurance Fund, Inc:	SteinRoe Variable Investment Trust (SRVIT):
Manning & Napier Small Cap Portfolio	SteinRoe Money Market Fund
Manning & Napier Equity Portfolio
Manning & Napier Moderate Growth Portfolio
Manning & Napier Growth Portfolio
Manning & Napier Maximum Horizon Portfolio
Manning & Napier Bond Portfolio

On June 1, 1999, the fund names for SteinRoe Special Venture Fund and Colonial US Stock Fund were changed to SteinRoe Small Company Growth Fund and Colonial US Growth & Income Fund, respectively.

2. Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the Variable Account.

Shares of the eligible funds are sold to the Variable Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investments sold.

Annuity reserves are computed for contracts in the income stage according to the 1983a Individual Annuity Mortality Table. The assumed investment rate is either 3.0%, 4.0%, 5.0% or 6.0% unless the annuitant elects otherwise, in which case the rate may vary from 3.0% to 6.0%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Variable Account by the Company.

The net assets retained by the Company represent seed money shares invested in certain sub-accounts required to commence operations. The seed money is stated at market value (shares multiplied by net asset value per share).

The operations of the Variable Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code. The Company anticipates no tax liability resulting from the operations of the Variable Account. Therefore, no provision for income taxes has been charged against the Variable Account

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

3. Expenses

Keyport Advisor, Keyport Advisor Charter and Optima Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based on a graded table of charges, is deducted. An annual contract maintenance charge of $36 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value. A daily deduction is also made for distribution costs incurred by the Company at an effective annual rate of 0.15% of contract value. For the Contact series Keyport Advisor Employee, the effective annual rate for daily deductions for the assumption of mortality and expense risk is 0.35%; no other charges apply.

Optional riders are available for Keyport Advisor Charter and Optima only. The deduction is a yearly charge of 0.35% for the guaranteed income benefit rider, 0.05% for the enhanced death benefit (if purchased with income rider) and 0.10% for the enhanced death benefit (if purchased without the income rider).

Keyport Advisor Vista Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. Daily deductions are made from each sub-account for administrative charges incurred by the Company at an effective annual rate of 0.15% of contract value. A daily deduction is also made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 1.25% of contract value.

Manning & Napier Variable Annuity

There are no deductions made from purchase payments for sales charges at the time of purchase. There are also no contingent deferred sales charges or distribution charges. An annual contract maintenance charge of $35 to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk at an effective annual rate of 0.35% of contract value.

4. Affiliated Company Transactions

Administrative services necessary for the operation of the Variable Account are provided by the Company. The Company has absorbed all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws. SteinRoe & Farnham, Inc., an affiliate of the Company, is the investment advisor to the SRVIT. Liberty Advisory Services Corporation (LASC), a wholly-owned subsidiary of the Company, is the investment advisor to the LVIT. Colonial Management Associates, Inc., an affiliate of the Company, is the investment sub-advisor to the LVIT. Keyport Financial Services Corp., a wholly-owned subsidiary of LASC, is the principal underwriter for SRVIT and LVIT. The investment advisors' compensation is derived from the mutual funds.

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values

A summary of the accumulation unit values at December 31, 1999 and 1998 and the accumulation units and dollar value outstanding at December 31, 1999 are as follows:
	1998		1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS
AIM Capital Appreciation - 6B
Keyport Advisor	$11.091130	$15.818110	327,468.49	$5,179,933

AIM Growth - 6E
Keyport Advisor	11.815758	15.758600	343,177.17	5,407,992

AIM International Equity - 6F
Keyport Advisor	9.997160	15.286602	379,619.01	5,803,085

AIM Value
Keyport Advisor	-	11.272026	827,121.55	9,323,336

Alger American Growth Portfolio
Keyport Advisor	17.928398	23.647189	3,329,315.62	78,728,956
Employee	17.983223	23.967311	7,118.20	170,604

Alger American Small Capitalization Portfolio
Keyport Advisor	12.685024	17.941512	1,170,100.66	20,993,375
Employee	13.551674	19.367492	631.03	12,221

Alliance Global Bond Portfolio
Keyport Advisor	11.041874	10.223508	2,417,332.31	24,713,616
Employee	11.181656	10.461269	1,057.75	11,065
Keyport Advisor 12B-1	-	10.138145	164,881.22	1,671,590

Alliance Premier Growth Portfolio
Keyport Advisor	19.645990	25.635815	5,951,656.01	152,575,552
Employee	19.088868	25.168991	7,160.77	180,229
Keyport Advisor 12b-1	-	11.492244	1,174,637.18	13,499,217

Alliance Growth and Income
Keyport Advisor	10.894009	11.964979	509,031.85	6,090,555
Keyport Advisor 12b-1	-	9.557132	148,642.14	1,420,593

Alliance Real Estate
Keyport Advisor	9.019247	8.439990	118,068.48	996,497

Alliance Technology
Keyport Advisor	-	14.920432	573,085.33	8,550,681

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1998		1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

Templeton Developing Markets Fund
Keyport Advisor	-	$10.514681	82,674.65	$869,298

Colonial Growth and Income Fund
Keyport Advisor	$21.211314	22.079285	3,932,194.95	86,820,053
Employee	22.310588	23.466300	1,573.20	36,917

SteinRoe Global Utilities Fund
Keyport Advisor	17.923199	22.736744	1,813,272.62	41,227,915
Employee	18.759647	24.046396	310.43	7,465

Colonial International Fund for Growth
Keyport Advisor	10.761067	14.919035	3,362,074.65	50,158,909
Employee	11.586890	16.231655	2,168.75	35,202

Colonial Strategic Income Fund
Keyport Advisor	14.237231	14.291029	6,265,318.92	89,537,854
Employee	14.814437	15.025887	1,037.69	15,592

Colonial U.S. Growth & Income Fund
Keyport Advisor	24.622292	27.196081	3,724,803.30	101,300,052
Employee	25.903402	28.910163	1,096.79	31,708

Colonial High Yield Securities
Keyport Advisor	9.631230	9.654958	884,657.09	8,541,327

Colonial Small Cap Value Fund
Keyport Advisor	8.575210	8.992979	169,554.77	1,524,802

Newport Tiger Fund
Keyport Advisor	7.866774	13.034893	766,712.84	9,994,020
Employee	8.172929	13.683375	6,761.70	92,523

Liberty All-Star Equity Portfolio
Keyport Advisor	11.777423	12.608901	3,262,082.19	41,131,271
Employee	11.915401	12.889995	6,590.06	84,946

Colonial Global Equity Fund
Keyport Advisor	-	10.605447	116,821.84	1,238,948

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1998		1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS

Colonial International Horizons Fund
Keyport Advisor	-	$11.683718	162,177.69	$1,894,838

Crabbe Huson Real Estate Fund
Keyport Advisor	-	8.908559	38,677.49	344,561

Manning & Napier Small Cap Portfolio
Keyport Advisor	$10.699340	11.578929	-	-

Manning & Napier Growth Portfolio
Keyport Advisor	12.379316	13.907081	20,772.28	288,882

Manning & Napier Equity Portfolio
Keyport Advisor	13.198760	18.842087	-	-

MFS Emerging Growth Series
Keyport Advisor	15.454973	26.934484	1,779,084.76	47,918,730
Employee	16.694809	29.398738	842.34	24,764

MFS Bond Series
Keyport Advisor	10.239799	9.940741	662,605.52	6,586,790

MFS Research Series
Keyport Advisor	14.399988	17.616518	2,963,052.69	52,198,671
Employee	14.223009	17.581796	2,784.38	48,954

Mitchell Hutchins Balanced
Keyport Advisor	-	10.085161	19,461.11	196,268

Mitchell Hutchins Global Equity
Keyport Advisor	-	11.164623	35,036.30	391,167

Mitchell Hutchins Growth
Keyport Advisor	-	11.961619	126,335.81	1,511,181

Mitchell Hutchins Growth & Income
Keyport Advisor	-	10.509119	64,732.25	680,279

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

5. Unit Values (continued)
	1998		1999
	UNIT	UNIT
	VALUE	VALUE	UNITS	DOLLARS
Mitchell Hutchins Strategic Income
Keyport Advisor	-	$9.979454	5,600.85	$55,893

Mitchell Hutchins Tactical Allocation
Keyport Advisor	-	10.469298	1,384,827.37	14,498,170

SteinRoe Money Market Fund
Keyport Advisor	$14.283805	14.762002	4,864,412.84	71,808,472
Employee	12.604414	13.162581	9,911.70	130,464

SteinRoe Small Company Growth Fund
Keyport Advisor	25.351276	37.025224	263,224.11	9,745,932
Employee	15.564461	22.969072	405.42	9,312

SteinRoe Balanced Fund
Keyport Advisor	27.188237	30.197093	2,925,529.45	88,342,485
Employee	18.478127	20.737572	837.33	17,364

SteinRoe Mortgage Securities Fund
Keyport Advisor	18.825527	18.762170	2,007,774.29	37,670,203
Employee	13.710621	13.807372	1,016.76	14,039

SteinRoe Growth Stock Fund
Keyport Advisor	44.828835	60.540522	1,408,911.73	85,296,252
Employee	28.430479	38.795882	3,775.06	146,457

			60,601,600.74	$1,187,798,027

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities

The cost of shares purchased and proceeds from shares sold by the Variable Account during 1999 are shown below:
	Purchases	Sales

AIM Capital Appreciation Fund - 6B	$5,204,015	$560,759

AIM Growth Fund- 6E	6,234,816	944,189

AIM International Equity Fund - 6F	34,350,674	30,371,185

AIM Value Fund	12,906,028	2,023,803

Alger American Growth Portfolio	67,021,823	6,755,681

Alger American Small Capitalization Portfolio	12,211,302	2,427,362

Alliance Global Bond Portfolio	22,677,096	2,818,412

Alliance Premier Growth Portfolio	119,566,561	10,497,042

Alliance Growth and Income Portfolio	9,372,045	1,404,547

Alliance Real Estate Portfolio	1,116,592	133,762

Alliance Technology Portfolio	8,763,877	1,361,952

Templeton Developing Markets Fund	816,662	26,445

Colonial Growth and Income Fund	75,482,438	5,248,840

SteinRoe Global Utilities Fund	24,807,879	2,440,263

Colonial International Fund for Growth	14,617,908	6,915,581

Colonial Strategic Income Fund	67,067,819	6,711,386

Colonial U.S. Growth & Income Fund	57,781,754	4,553,872

Colonial High Yield Securities Fund	9,302,619	759,396

Colonial Small Cap Value Fund	1,496,991	112,447

Newport Tiger Fund	9,501,228	6,790,968

Liberty All-Star Equity Fund	30,259,878	2,716,256

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

6. Purchases and Sales of Securities (continued)
	Purchases	Sales
Colonial Global Equity Fund	$6,877,652	$370,839

Colonial International Horizons Fund	6,970,437	656,282

Crabbe Huson Real Estate Fund	2,483,093	16,618

Manning & Napier Small Cap Portfolio	39	2,711

Manning & Napier Growth Portfolio	17,706	201,585

Manning & Napier Equity Portfolio	854	4,261

MFS Emerging Growth Series Portfolio	19,159,645	5,315,596

MFS Bond Series Portfolio	6,759,259	728,435

MFS Research Series Portfolio	27,982,653	4,069,747

Mitchell Hutchins Balanced Portfolio	685,108	90,014

Mitchell Hutchins Global Equity Portfolio	392,358	13,861

Mitchell Hutchins Growth Portfolio	2,605,543	621,764

Mitchell Hutchins Growth & Income Portfolio	1,011,732	274,751

Mitchell Hutchins Strategic Income Portfolio	59,167	175

Mitchell Hutchins Tactical Allocation Portfolio	26,404,643	2,785,999

SteinRoe Money Market Fund	119,338,843	66,070,080

SteinRoe Small Company Growth Fund	3,241,233	2,067,799

SteinRoe Balanced Fund	95,713,804	22,106,834

SteinRoe Mortgage Securities Fund	24,049,349	5,072,327

SteinRoe Growth Stock Fund	57,227,972	5,698,757

	$991,541,095	$211,742,583

KEYPORT LIFE INSURANCE COMPANY - VARIABLE ACCOUNT A

Notes to Financial Statements (continued)

7. Diversification Requirements

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

Report of Independent Auditors

The Board of Directors
Keyport Life Insurance Company

We have audited the consolidated balance sheet of Keyport Life Insurance Company as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Keyport Life Insurance Company at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Boston, Massachusetts
January 27, 2000

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEET
(in thousands)

	December 31,
ASSETS	1999	1998

Cash and investments:
Fixed maturities available for sale (amortized cost: 1999 - $10,846,403;
1998 - $11,174,697)	$10,516,094	$11,277,204
Equity securities (cost: 1999 - $30,964; 1998 - $21,836)	37,933	24,649
Mortgage loans	12,125	55,117
Policy loans	599,478	578,770
Other invested assets	882,318	662,513
Cash and cash equivalents	1,075,903	719,625
Total cash and investments	13,123,851	13,317,878

Accrued investment income	161,976	160,950
Deferred policy acquisition costs	739,194	407,593
Income taxes recoverable	34,771	31,909
Intangible assets	16,826	18,082
Receivable for investments sold	2,683	37,936
Other assets	53,536	35,345
Separate account assets	3,363,140	1,765,538

Total assets	$17,495,977	$15,775,231

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
Policy liabilities	$12,109,628	$12,504,081
Deferred income taxes	267,966	143,596
Payable for investments purchased and loaned	754,878	240,440
Other liabilities	49,149	28,312
Separate account liabilities	3,300,968	1,723,205
Total liabilities	16,482,589	14,639,634

Stockholder's equity:
Common stock, $1.25 par value; authorized 8,000 shares;
issued and outstanding 2,412 shares	3,015	3,015
Additional paid-in capital	505,933	505,933
Retained earnings	665,055	600,396
Accumulated other comprehensive (loss) income	(160,615)	26,253
Total stockholder's equity	1,013,388	1,135,597

Total liabilities and stockholder's equity	$17,495,977	$15,775,231

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED INCOME STATEMENT
(in thousands)
	Year ended December 31,
	1999	1998	1997

Revenues:
Net investment income	$ 805,216	$ 815,226	$ 847,048
Interest credited to policyholders	526,574	562,238	594,084
Investment spread	278,642	252,988	252,964
Net realized investment (losses) gains	(41,510)	785	24,723
Fee income:
Surrender charges	17,730	17,487	15,968
Separate account income	33,485	20,589	17,124
Management fees	8,931	4,760	3,261
Total fee income	60,146	42,836	36,353

Expenses:
Policy benefits	3,603	2,880	3,924
Operating expenses	54,424	53,544	49,941
Amortization of deferred policy acquisition costs	97,359	77,410	86,396
Amortization of intangible assets	1,256	1,256	1,128
Total expenses	156,642	135,090	141,389

Income before income taxes	140,636	161,519	172,651
Income tax expense	45,977	52,919	59,090

Net income	$ 94,659	$ 108,600	$ 113,561

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
(in thousands)
				Accumulated
		Additional		Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

Balance, December 31, 1996	$3,015	$505,933	$398,235	$ 73,599	$ 980,782

Comprehensive income
Net income	-	-	113,561	-	113,561
Other comprehensive income, net of tax
Net unrealized investment gains	-	-	-	8,678	8,678
Comprehensive income					122,239

Balance, December 31, 1997	3,015	505,933	511,796	82,277	1,103,021

Comprehensive income
Net income	-	-	108,600	-	108,600
Other comprehensive income, net of tax
Net unrealized investment losses	-	-	-	(56,024)	(56,024)
Comprehensive income					52,576

Dividends paid to Parent	-	-	(20,000)	-	(20,000)

Balance, December 31, 1998	3,015	505,933	600,396	26,253	1,135,597

Comprehensive income (loss)
Net income	-	-	94,659	-	94,659
Other comprehensive loss,
net of tax
Net unrealized investment losses	-	-	-	(186,868)	(186,868)
Comprehensive loss					(92,209)

Dividends paid to Parent	-	-	(30,000)	-	(30,000)

Balance, December 31, 1999	$3,015	$505,933	$665,055	$(160,615)	$1,013,388

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)
	Year Ended December 31,
	1999	1998	1997

Cash flows from operating activities:
Net income	$ 94,659	$ 108,600	$ 113,561
Adjustments to reconcile net income to net cash
provided by operating activities:
Interest credited to policyholders	526,574	562,238	594,084
Net realized investment losses (gains)	41,510	(785)	(24,723)
Net amortization on investments	79,508	75,418	29,862
Change in deferred policy acquisition costs	(17,446)	(24,193)	1,366
Change in current and deferred income taxes	53,060	1,112	71,919
Net change in other assets and liabilities	2,876	(53,786)	7,959
Net cash provided by operating activities	780,741	668,604	794,028

Cash flows from investing activities:
Investments purchased - available for sale	(4,835,872)	(6,789,048)	(4,548,374)
Investments sold - available for sale	4,322,679	5,405,955	2,563,465
Investments matured - available for sale	823,252	1,273,478	1,531,693
Increase in policy loans	(20,708)	(24,089)	(21,888)
Decrease in mortgage loans	42,992	5,545	6,343
Other invested assets (purchased) sold, net	(17,344)	16,442	(55,134)
Value of business acquired, net of cash	-	(3,999)	-
Net cash provided by (used in)
investing activities	314,999	(115,716)	(523,895)

Cash flows from financing activities:
Withdrawals from policyholder accounts	(2,108,889)	(1,690,035)	(1,320,837)
Deposits to policyholder accounts	894,414	1,224,991	950,472
Dividends paid to Parent	(30,000)	(20,000)	-
Net change in securities lending	505,013	(510,566)	495,194
Net cash (used in) provided by
financing activities	(739,462)	(995,610)	124,829

Change in cash and cash equivalents	356,278	(442,722)	394,962
Cash and cash equivalents at beginning of year	719,625	1,162,347	767,385

Cash and cash equivalents at end of year	$ 1,075,903	$ 719,625	$ 1,162,347

See accompanying notes.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements

1. Accounting Policies

Organization

Keyport Life Insurance Company offers a diversified line of fixed, indexed, and variable annuity products designed to serve the growing retirement savings market. These annuity products are sold through a wide ranging network of banks, agents, and security dealers throughout the United States.

The Company is a wholly owned subsidiary of Stein Roe Services Incorporated ("Stein Roe"). Stein Roe is a wholly owned subsidiary of Liberty Financial Companies, Incorporated ("Liberty Financial") which is a majority owned, indirect subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual").

Principles of Consolidation

The consolidated financial statements include Keyport Life Insurance Company and its wholly owned subsidiaries, Independence Life and Annuity Company ("Independence Life"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Liberty Advisory Services Corp., and Keyport Financial Services Corp., (collectively the "Company").

The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities. All significant intercompany transactions and balances have been eliminated. Certain prior year amounts have been reclassified to conform with the current year's presentation.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Investments in debt and equity securities classified as available for sale are carried at fair value, and after-tax unrealized gains and losses (net of adjustments to deferred policy acquisition costs) are reported as a separate component of accumulated other comprehensive income. The cost basis of securities is adjusted for declines in value that are determined to be other than temporary. Realized investment gains and losses are calculated on a first-in, first-out basis, net of adjustments for amortization of deferred policy acquisition costs.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

For the mortgage backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments over the estimated economic life of the security. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments and any resulting adjustment is included in net investment income.

Mortgage loans are carried at amortized cost. Policy loans are carried at the unpaid principal balances plus accrued interest. Partnerships, which are included in other invested assets, are accounted for under the equity method of accounting. Partnership investments totaled $180.7 million and $126.8 million at December 31, 1999 and 1998, respectively.

Derivatives

The Company uses interest rate swap and cap agreements to manage its interest rate risk and call options and futures on the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") to hedge its obligations to provide returns based upon this index.

The Company utilizes interest rate swap agreements ("swap agreements") and interest rate cap agreements ("cap agreements") to match assets more closely to liabilities. Swap agreements are agreements to exchange with a counterparty interest rate payments of differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company currently utilizes swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed rate assets with interest rates credited to policyholders. The Company also utilizes total return swaps to hedge the value of certain separate account liabilities. A total return swap is an agreement to exchange payments based upon an underlying notional balance and changes in variable rate and total return indices.

Cap agreements are agreements with a counterparty which require the payment of a premium for the right to receive payments for the difference between the cap interest rate and a market interest rate on specified future dates based on an underlying principal balance (notional balance) to hedge against rising interest rates.

Hedge accounting is applied after the Company determines that the items to be hedged expose it to interest rate or price risk, designates the instruments as hedges, and assesses whether the instruments reduce the indicated risks through the measurement of changes in the value of the instruments and the items being hedged at both inception and throughout the hedge period. From time to time, interest rate swap agreements, cap agreements and call options are terminated. If the terminated position was accounted for as a hedge, realized gains or losses are deferred and amortized over the remaining lives of the hedged assets or liabilities. Conversely, if the terminated position was not accounted for as a hedge, or if the assets and liabilities that were hedged no longer exist, the position is "marked to market" and realized gains or losses are immediately recognized in income.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

The net differential to be paid or received on interest rate swap agreements is recognized as a component of net investment income. The net differential to be paid or received on total return swaps is recognized as a component of separate account income. Premiums paid for interest rate cap agreements are deferred and amortized into net investment income on a straight-line basis over the terms of the agreements. The unamortized premium is included in other invested assets. Amounts earned on interest rate cap agreements are recorded as an adjustment to net investment income. Interest rate swap and cap agreements hedging investments designated as available for sale are adjusted to fair value with the resulting unrealized gains and losses, net of tax, included in accumulated other comprehensive income. Total return swap agreements hedging certain separate account liabilities are adjusted to fair value with the resulting unrealized gain/loss, net of tax, included in accumulated other comprehensive income.

Premiums paid on call options are amortized into net investment income over the terms of the contracts. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date. Changes in intrinsic value of the call options are recorded as an adjustment to interest credited to policyholders. Futures contracts are carried at fair value and require daily cash settlement. Changes in the fair value of futures that qualify as hedges are deferred and recognized as an adjustment to the hedged asset or liability. Call options and futures that do not qualify as hedges are carried at fair value; changes in value are immediately recognized in income.

Fee Income

Fees from investment advisory services are recognized as revenues when services are provided. Revenues from fixed and variable annuities and single premium whole life policies include mortality charges, surrender charges, policy fees, and contract fees and are recognized when earned.

Deferred Policy Acquisition Costs

Deferred policy acquisition costs relate to the costs of acquiring new business, which vary with, and are primarily related to, the production of new annuity business. Such acquisition costs include commissions, costs of policy issuance and underwriting and selling expenses. These costs are deferred and amortized in relation to the present value of estimated gross profits from mortality, investment spread, and expense margins not exceeding 10 years for annuities and 25 years for life insurance.

Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on available for sale fixed maturity securities. This adjustment, net of tax, is included with the change in net unrealized investment gains or losses that is credited or charged directly to accumulated other comprehensive income. Deferred policy acquisition costs were increased by $235.7 million and decreased by $66.3 million at December 31, 1999 and 1998, respectively, relating to this adjustment.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Intangible Assets

Intangible assets consist of goodwill arising from business combinations accounted for as a purchase. Amortization is provided on a straight-line basis ranging from ten to twenty-five years.

Separate Account Assets and Liabilities

The assets and liabilities resulting from variable annuities, variable life policies and certain separate institutional accounts are segregated in separate accounts. Separate account assets consist principally of investments in mutual funds and fixed maturities and are carried at fair value. Investment income and changes in mutual fund asset values are allocated to the policyholders, and therefore, do not affect the operating results of the Company. The Company earns separate account fees for providing administrative services and bearing the mortality risk related to these contracts. The difference between investment income and interest credited on the institutional accounts is reported as separate account fee income.

As of December 31, 1999 and 1998, the Company also classified $62.2 million and $42.3 million, respectively, of investments in certain mutual funds sponsored by affiliates of the Company as separate account assets.

Policy Liabilities

Policy liabilities consist of deposits received plus credited interest, less accumulated policyholder charges, assessments, and withdrawals related to deferred annuities and single premium whole life policies. Policy benefits that are charged to expense include benefit claims incurred in the period in excess of related policy account balances.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Income Taxes

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards ("SFAS") No. 109, "Accounting for Income Taxes".

Effective July 18, 1997, due to changes in ownership of Liberty Financial, the Company is no longer included in the consolidated federal income tax return of Liberty Mutual. The Company will be eligible to file a consolidated federal income tax return with Liberty Financial in 2002. In 1998, the Company filed a consolidated federal income tax return with its life insurance subsidiaries, Independence Life and Keyport Benefit. In 1999, Liberty Advisory Services Corp. ("LASC") and Keyport Financial Services Corp. ("KFSC") will file consolidated federal and state income tax returns.

The Company and its life insurance subsidiaries have a tax sharing agreement that allocates income taxes to the Company and its subsidiaries as if each entity were to file separate income tax returns. Tax benefits resulting from losses are paid to the extent such losses are utilized in the consolidated income tax return. LASC and KFSC also have a tax sharing agreement with the same terms as those outlined above. Prior to the establishment of these agreements, income taxes were calculated as if the companies filed their own income tax returns.

Cash Equivalents

Short-term investments having a maturity of three months or less when purchased are classified as cash equivalents.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

1. Accounting Policies (continued)

Recent Accounting Changes

Effective January 1, 1998, the Company adopted SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131"). SFAS 131 establishes standards for the reporting of financial information from operating segments in annual and interim financial statements. SFAS 131 requires that financial information be reported on the basis that it is reported internally for evaluating segment performance and deciding how to allocate resources to segments. The adoption of SFAS 131 did not have any effect on the Company's financial statements as management of the Company considers its operations to be one segment.

Recent Accounting Pronouncement

In June 1998, SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS133") was issued. SFAS 133 standardizes the accounting for derivative instruments and the derivative portion of certain other contracts that have similar characteristics by requiring that an entity recognize those instruments at fair value. This statement also requires a new method of accounting for hedging transactions, prescribes the type of items and transactions that may be hedged, and specifies detailed criteria to be met to qualify for hedge accounting. In June 1999, SFAS No. 137 "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133" was issued ("SFAS 137"). SFAS 137 defers the effective date of SFAS 133 until fiscal years beginning after June 15, 2000. Early adoption is permitted. Upon adoption, the Company will be required to record a cumulative effect adjustment to reflect this accounting change. The Company has not completed its analysis and evaluation of the requirements and the impact of this statement.

2. Acquisition

On January 2, 1998, the Company acquired the common stock of American Benefit Life Insurance Company, renamed Keyport Benefit Life Insurance Company on March 31, 1998, a New York insurance company, for $7.4 million. The acquisition was accounted for as a purchase and, accordingly, operating results are included in the consolidated financial statements from the date of acquisition. In connection with the acquisition, the Company acquired assets with a fair value of $9.4 million and assumed liabilities of $3.2 million. Subsequent to the acquisition, the Company made additional capital contributions to Keyport Benefit amounting to $22.5 million.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments

Fixed Maturities

As of December 31, 1999 and 1998, the Company did not hold any investments in fixed maturities that were classified as held to maturity or trading securities. The amortized cost, gross unrealized gains and losses, and fair value of fixed maturity securities are as follows (in thousands):
		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 1999	Cost	Gains	Losses	Fair Value

U.S. Treasury securities	$ 70,048	$ 4,174	$ (5,010)	$ 69,212
Mortgage backed securities of U.S. government corporations and
agencies	1,166,537	15,602	(29,561)	1,152,578
Debt securities issued by foreign
governments	169,396	17,775	(8,966)	178,205
Corporate securities	5,274,388	96,948	(283,305)	5,088,031
Other mortgage backed securities	2,325,678	21,741	(94,757)	2,252,662
Asset backed securities	1,794,814	5,905	(67,948)	1,732,771
Senior secured loans	45,542	10	(2,917)	42,635
Total fixed maturities	$10,846,403	$162,155	$(492,464)	$10,516,094

		Gross	Gross
	Amortized	Unrealized	Unrealized
December 31, 1998	Cost	Gains	Losses	Fair Value

U.S. Treasury securities	$ 90,818	$ 3,039	$ (192)	$ 93,665
Mortgage backed securities of U.S. government corporations and
agencies	940,075	28,404	(2,894)	965,585
Debt securities issued by foreign
governments	251,088	9,422	(16,224)	244,286
Corporate securities	5,396,278	185,132	(156,327)	5,425,083
Other mortgage backed securities	2,286,585	65,158	(19,546)	2,332,197
Asset backed securities	1,941,966	25,955	(16,521)	1,951,400
Senior secured loans	267,887	1,079	(3,978)	264,988
Total fixed maturities	$11,174,697	$318,189	$(215,682)	$11,277,204

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

At December 31, 1999 and 1998, gross unrealized gains on equity securities, interest rate cap agreements and investments in separate accounts aggregated $17.5 million and $7.8 million, and gross unrealized losses aggregated $0.9 million and $3.6 million, respectively.

The change in net unrealized investment (losses) gains on securities included in other comprehensive income in 1999, 1998 and 1997 include: gross unrealized (losses) gains on securities of $(473.9) million, $(182.2) million and $73.7 million, respectively; reclassification adjustments for realized investment losses (gains) in net income of $53.5 million, $3.5 million and $(31.2) million, respectively; and adjustments to deferred policy acquisition costs of $302.0 million, $92.5 million and $(29.1) million, respectively. The above amounts are shown before income tax (benefit) expense of $68.5 million, $(30.2) million and $4.7 million, respectively. The 1999 income tax expense includes a valuation allowance of $109.9 million related to unrealized capital losses on available for sale securities.

Deferred tax assets (liabilities) for the Company's net unrealized investment gains and losses, net of adjustment to deferred policy acquisition costs, were $(82.6) million and $(14.1) million at December 31, 1999 and 1998, respectively.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1999. At December 31, 1999, the Company did not have a material concentration of financial instruments in a single investee, industry or geographic location.

At December 31, 1999, $1.2 billion of fixed maturities were below investment grade.

Contractual Maturities

The amortized cost and fair value of fixed maturities by contractual maturity as of December 31, 1999 are as follows (in thousands):
	Amortized	Fair
December 31, 1999	Cost	Value

Due in one year or less	$ 164,908	$ 162,581
Due after one year through five years	1,836,672	1,823,251
Due after five years through ten years	2,164,249	2,094,573
Due after ten years	1,393,545	1,297,678
	5,559,374	5,378,083
Mortgage and asset backed securities	5,287,029	5,138,011
	$ 10,846,403	$ 10,516,094

Actual maturities may differ because borrowers may have the right to call or prepay obligations.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

3. Investments (continued)

Net Investment Income

Net investment income is summarized as follows (in thousands):
Year Ended December 31,	1999	1998	1997

Fixed maturities	$814,701	$810,521	$811,688
Mortgage loans and other invested assets	28,364	18,238	27,833
Policy loans	36,306	33,251	32,224
Equity securities	1,513	4,369	5,443
Cash and cash equivalents	20,822	38,269	34,449
Gross investment income	901,706	904,648	911,637
Investment expenses	(19,300)	(17,342)	(15,311)
Amortization of options and interest rate caps	(77,190)	(72,080)	(49,278)
Net investment income	$805,216	$815,226	$847,048

As of December 31, 1999 and 1998, the carrying value of non-income producing fixed maturity investments was $22.6 million and $30.0 million, respectively.

Net Realized Investment Gains (Losses)

Net realized investment gains (losses) are summarized as follows (in thousands):
Year Ended December 31,	1999	1998	1997

Fixed maturities available for sale:
Gross gains	$ 48,066	$ 72,119	$ 42,464
Gross losses	(79,825)	(59,730)	(19,146)
Other than temporary declines in value	(18,276)	(28,322)	-

Equity securities	-	14,754	(51)
Investments in separate accounts	-	93	7,912
Other invested assets	(3,457)	(2,397)	-
Gross realized investment (losses) gains	(53,492)	(3,483)	31,179

Amortization adjustments of deferred policy acquisition costs	11,982	4,268	(6,456)

Net realized investment (losses) gains	$ (41,510)	$ 785	$ 24,723

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

4. Derivatives

Outstanding derivatives, shown in notional amounts along with their carrying value and fair value, are as follows (in thousands):

			Assets (Liabilities)
	Notional Amounts		Carrying Value	Fair Value	Carrying Value	Fair Value
December 31	1999	1998	1999	1999	1998	1998

Interest rate swaps	$2,917,250	$ 2,369,000	$ 41,405	$ 41,405	$(71,163)	$(71,163)
Total return swaps	500,000	-	37,778	36,326	-	-
Interest rate cap agreements	50,000	250,000	-	-	-	-
S&P 500 Index call options	-	-	701,067	803,144	535,628	607,022
S&P 500 Index futures	-	-	-	-	(604)	(604)

The interest rate and total return swap agreements expire in 2000 through 2029. The interest rate cap agreement expires in 2000. The S&P 500 call options and futures maturities range from 2000 to 2006.

The Company currently utilizes interest rate swap agreements to reduce asset duration and to better match interest rates earned on longer-term fixed rate assets with interest credited to policyholders. The Company utilizes total return swap agreements to hedge its obligations related to certain separate account liabilities Cap agreements are used to hedge against rising interest rates. With respect to the Company's equity-indexed annuities and certain separate account liabilities, the Company buys call options, futures and certain total return swap agreements on the S&P 500 Index to hedge its obligations to provide returns based upon this index. At December 31, 1999 and 1998, the Company had approximately $128.7 million and $156.4 million, respectively, of unamortized premium in call option contracts.

Fair values for swap and cap agreements are based on current settlement values. The current settlement values are based on quoted market prices and brokerage quotes, which utilize pricing models or formulas using current assumptions. Fair values for call options and futures contracts are based on quoted market prices.

There are risks associated with some of the techniques the Company uses to match its assets and liabilities. The primary risk associated with swap, cap and call option agreements is the risk associated with counterparty nonperformance. The Company believes that the counterparties to its swap, cap and call option agreements are financially responsible and that the counterparty risk associated with these transactions is minimal. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

5. Income Taxes

Income tax expense (benefit) is summarized as follows (in thousands):
	Year Ended December 31,
	1999	1998	1997

Current	$(10,310)	$12,150	$(48,477)
Deferred	56,287	40,769	107,567
	$45,977	$52,919	$ 59,090

A reconciliation of income tax expense with the expected federal income tax expense computed at the applicable federal income tax rate of 35% is as follows (in thousands):
	Year Ended December 31,
	1999	1998	1997

Expected income tax expense	$49,223	$56,532	$60,427
Increase (decrease) in income taxes resulting from:
Nontaxable investment income	(2,111)	(2,152)	(1,416)
Amortization of goodwill	440	440	396
Other, net	(1,575)	(1,901)	(317)
Income tax expense	$45,977	$52,919	$59,090

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

5. Income Taxes (continued)

The components of deferred income taxes are as follows (in thousands):
	December 31,
	1999	1998

Deferred tax assets:
Policy liabilities	$ 85,197	$ 107,433
Guaranty fund expense	2,071	2,115
Net operating loss carryforwards	1,108	1,780
Deferred fees	3,406	4,379
Net unrealized capital losses	109,900	-
Other	183	1,318
	201,865	117,025
Valuation allowance	(109,900)	-
Total deferred tax assets	91,965	117,025

Deferred tax liabilities:
Deferred policy acquisition costs	(231,309)	(115,855)
Excess of book over tax basis of investments	(119,814)	(135,364)
Separate account assets	(5,767)	(478)
Deferred loss on interest rate swaps	(152)	(805)
Other	(2,889)	(8,119)
Total deferred tax liabilities	(359,931)	(260,621)
Net deferred tax liability	$(267,966)	$(143,596)

As of December 31, 1999, the Company had $313.8 million of net unrealized capital losses in its available for sale portfolio. Under federal tax law, utilization of these capital losses, when realized, is limited to use as an offset against future capital gains. A valuation allowance is provided when it is more likely than not that deferred tax assets will not be realized. The Company has established a valuation allowance for the full tax benefit ($109.9 million) in stockholder's equity. As of December 31, 1999, the Company had approximately $3.2 million of purchased net operating loss carryforwards (relating to the acquisition of Independence Life). Utilization of these net operating loss carryforwards, which expire through 2006, is limited to $1.5 million per year. The Company believes that it will realize the benefit of this item and its remaining deferred tax assets.

Income taxes refunded were $7.5 million in 1999 and $8.0 million in 1997, while income taxes paid were $21.5 million in 1998.

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

6. Retirement Plans

Keyport employees and certain employees of Liberty Financial are eligible to participate in the Liberty Financial Companies, Inc. Pension Plan (the "Plan"). It is the Company's practice to fund amounts for the Plan sufficient to meet the minimum requirements of the Employee Retirement Income Security Act of 1974. Additional amounts are contributed from time to time when deemed appropriate by the Company. Under the Plan, all employees are vested after five years of service. Benefits are based on years of service, the employee's average pay for the highest five consecutive years during the last ten years of employment, and the employee's estimated social security retirement benefit. The Company also has an unfunded non-qualified Supplemental Pension Plan ("Supplemental Plan") collectively with the Plan, (the "Plans"), to replace benefits lost due to limits imposed on Plan benefits under the Internal Revenue Code. Plan assets consist principally of investments in certain mutual funds sponsored by an affiliated company.

The following table sets forth the Plans' funded status (in thousands).
	December 31,
	1999	1998
Change in benefit obligation
Benefit obligation at beginning of year	$15,282	$12,594
Service cost	1,017	921
Interest cost	1,065	960
Actuarial (gain) loss	(3,167)	1,101
Benefits paid	(367)	(294)
Benefit obligation at end of year	$13,830	$15,282

Change in plan assets
Fair value of plan assets at beginning of year	$ 8,390	$ 7,801
Actual return on plan assets	1,377	593
Employer contribution	361	290
Benefits paid	(367)	(294)
Fair value of plan assets as end of year	$ 9,761	$ 8,390

Projected benefit obligation in excess of the Plans' assets	$ 4,069	$ 6,892
Unrecognized net actuarial gain (loss)	1,126	(2,814)
Prior service cost not yet recognized in net periodic pension cost	(115)	(138)
Accrued pension cost	$ 5,080	$ 3,940

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

6. Retirement Plans (continued)
	Year Ended December 31,
	1999	1998	1997
Pension cost consists of:
Service cost benefits earned during the period	$1,017	$ 921	$ 804
Interest cost on projected benefit obligation	1,065	960	829
Expected return on Plan assets	(724)	(610)	(525)
Net amortization and deferred amounts	143	53	23
Total net periodic pension cost	$1,501	$1,324	$1,131

The assumptions used to develop the accrued pension obligation and pension cost are as follows:

Discount rate	7.75%	6.75%	7.25%
Rate of increase in compensation level	4.50%	4.75%	5.00%
Expected long-term rate of return on assets	9.00%	9.00%	8.50%

The Company provides various other funded and unfunded defined contribution plans, which include savings and investment plans and supplemental savings plans. Expenses related to these defined contribution plans totaled $.9 million in 1999 and 1998, and $.7 million in 1997.

7. Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of the Company's financial instruments. The aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company, and accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following methods and assumptions were used by the Company in determining estimated fair value of financial instruments:

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

7. Fair Value of Financial Instruments (continued)

Fixed maturities and equity securities: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturities not actively traded, the fair values are determined using values from independent pricing services, or, in the case of private placements, are determined by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the securities. The fair values for equity securities are based on quoted market prices.

Mortgage loans: The fair value of mortgage loans are determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

Policy loans: The carrying value of policy loans approximates fair value.

Other invested assets: With the exception of call options, the carrying value for assets classified as other invested assets in the accompanying consolidated balance sheet approximates their fair value. Fair values for call options are based on market prices quoted by the counterparty to the respective call option contract.

Cash and cash equivalents: The carrying value of cash and cash equivalents approximates fair value.

Policy liabilities: Deferred annuity contracts are assigned fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of the future cash flows at current pricing rates.

The fair values and carrying values of the Company's financial instruments are as follows (in thousands):
	December 31,		December 31,
	1999		1998
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Fixed maturity securities	$10,516,094	$10,516,094	$11,277,204	$11,277,204
Equity securities	37,933	37,933	24,649	24,649
Mortgage loans	12,125	13,492	55,117	56,640
Policy loans	599,478	599,478	578,770	578,770
Other invested assets	882,318	984,395	662,513	730,394
Cash and cash equivalents	1,075,903	1,075,903	719,625	719,625
Separate Accounts	3,363,140	3,363,140	1,765,538	1,765,538
Liabilities:
Policy liabilities	10,015,123	9,306,813	10,392,218	9,617,056
Separate Accounts	3,300,968	3,300,968	1,723,205	1,723,205

8. Quarterly Financial Data (unaudited)

The following is a tabulation of the unaudited quarterly results of operations (in thousands):

		1999 Quarters
	March 31	June 30	September 30	December 31

Net investment income	$ 204,925	$ 195,730	$ 196,724	$ 207,837
Interest credited to policyholders	134,778	129,409	131,301	131,086
Investment spread	70,147	66,321	65,423	76,751
Net realized investment losses	(3,094)	(11,357)	(12,331)	(14,728)
Fee income	12,084	14,673	15,962	17,427
Pretax income	39,899	31,887	31,449	37,401
Net income	26,005	20,786	22,129	25,739

		1998 Quarters
	March 31	June 30	September 30	December 31

Net investment income	$ 206,075	$ 200,955	$ 201,158	$ 207,038
Interest credited to policyholders	142,136	140,198	143,271	136,633
Investment spread	63,939	60,757	57,887	70,405
Net realized investment gains (losses)	818	(2,483)	4,112	(1,662)
Fee income	9,877	12,400	10,505	10,054
Pretax income	37,870	36,627	44,344	42,678
Net income	26,049	24,092	29,779	28,680

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

9. Statutory Information

The Company is domiciled in Rhode Island and prepares its statutory financial statements in accordance with accounting principles and practices prescribed or permitted by the State of Rhode Island Insurance Department. Statutory surplus and statutory net income differ from stockholder's equity and net income reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, and income tax expense reflects only taxes paid or currently payable. The Company's statutory surplus and net income are as follows (in thousands):
	Year Ended December 31,
	1999	1998	1997

Statutory surplus	$ 877,821	$ 790,935	$ 702,610
Statutory net income	$ 116,289	98,894	107,130

10. Transactions with Affiliated Companies

The Company reimbursed Liberty Financial and certain affiliates for expenses incurred on its behalf for the years ended December 31, 1999, 1998 and 1997. These reimbursements included corporate, general, and administrative expenses, corporate overhead, such as executive and legal support, and investment management services. The total amounts reimbursed were $7.7 million, $7.1 million, and $7.8 million for the years ended December 31, 1999, 1998 and 1997, respectively. In addition, certain affiliated companies distribute the Company's products and were paid $18.3 million, $10.0 million and $7.2 million by the Company for the years ended December 31, 1999, 1998, and 1997, respectively.

Dividend payments to Liberty Financial from the Company are governed by insurance laws that restrict the maximum amount of dividends that may be paid without prior approval of the State of Rhode Island Insurance Department. As of December 31, 1999, the maximum amount of dividends (based on statutory surplus and statutory net gains from operations) which may be paid by Keyport without such approval was approximately $57.8 million.

11. Commitments and Contingencies

Leases: The Company leases data processing equipment, furniture and certain office facilities from others under operating leases expiring in various years through 2008. Rental expense (in thousands) amounted to $5,850, $4,721 and $3,408 for the years ended December 31, 1999, 1998 and 1997, respectively. The following are the minimum future rental payments under noncancelable operating leases having remaining terms in excess of one year at December 31, 1999 (in thousands):

Year	Payments
2000	$ 5,765
2001	4,997
2002	4,713
2003	4,567
2004	4,347
Thereafter	12,934

KEYPORT LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements (continued)

11. Commitments and Contingencies (continued)

Legal Matters: The Company is involved at various times in litigation common to its business. In the opinion of management, provisions made for potential losses are adequate and the resolution of any such litigation is not expected to have a material adverse effect on the Company's financial condition or its results of operations.

Regulatory Matters: Under existing guaranty fund laws in all states, insurers licensed to do business in those states can be assessed for certain obligations of insolvent insurance companies to policyholders and claimants. The actual amount of such assessments will depend upon the final outcome of rehabilitation proceedings and will be paid over several years. In 1999, 1998 and 1997, the Company was assessed $0.1 million, $3.2 million and $5.9 million, respectively. During 1999, the Company did not record any provisions for state guaranty fund association expenses and recorded $1.2 million and $1.0 million for the years ended December 31, 1998 and 1997, respectively. At December 31, 1999 and 1998, the reserve for such assessments was $5.9 million and $6.0 million, respectively.

PART C

Item 24. Financial Statements and Exhibits
(a)	Financial Statements:
Included in Part B:
Variable Account A:
Statement of Assets and Liabilities - December 31, 1999
Statement of Operations and Changes in Net Assets for the years ended December 31, 1999 and 1998
Notes to Financial Statements
Keyport Life Insurance Company:
Consolidated Balance Sheet - December 31, 1999 and 1998
Consolidated Income Statement for the years ended December 31, 1999, 1998 and 1997
Consolidated Statement of Stockholder's Equity for the years ended December 31, 1999, 1998 and 1997
Consolidated Statement of Cash Flows for the years ended December 31, 1999, 1998 and 1997
Notes to Consolidated Financial Statements

(b)	Exhibits:

*	(1)	Resolution of the Board of Directors establishing Variable Account A

	(2)	Not applicable

*	(3a)	Principal Underwriter's Agreement

*	(3b)	Specimen Agreement between Principal Underwriter and Dealer
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****	(4a)	Specimen Variable Annuity Contract of Keyport Life Insurance Company

****	(4b)	Form of Individual Retirement Annuity Endorsement

****	(5)	Form of Application for a Variable Annuity Contract
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*	(6a)	Articles of Incorporation of Keyport Life Insurance Company

*	(6b)	By-Laws of Keyport Life Insurance Company

	(7)	Not applicable

**	(8a)

Amended and Restated Participation Agreement By and Among Keyport Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston

***	(8b)

Amended and Restated Participation Agreement By and Among SteinRoe Variable Investment Trust, Keyport Financial Services Corp., Keyport Life Insurance Company and Liberty Life Assurance Company of Boston

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++	(8c)	Participation Agreement Among Wanger Advisors Funds, Wanger Asset Management L.P. and Keyport Life Insurance Company

+	(9)	Opinion and Consent of Counsel

	(10)	Consent of Independent Auditors
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	(11)	Not applicable

	(12)	Not applicable
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+++	(13)	Schedule for Computations of Performance Quotations

	(15)	Chart of Affiliations

+	(16)	Powers of Attorney

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*	Incorporated by reference to Registration Statement (File No. 333-1043) filed on or about February 16, 1996.

**

Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Variable Account J of Liberty Life Assurance Company of Boston (Files No. 333-29811; 811-08269) filed on or about July 17, 1997.

***	Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement (File No. 333-1043) filed on or about May 8, 1998.
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****	Incorporated by reference to Registration Statement (File No. 333-84701) filed on or about August 6, 1999.

+	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File No. 333-84701) filed on or about December 10, 1999.

++	Incorporated by reference to Post-Effective amendment No. 29 to the Registration Statement (File No. 333-1043) filed on or about October 16, 2000.

+++	To be filed by amendment.

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Item 25. Directors and Officers of the Depositor.
Name and Principal	Positions and Offices
Business Address*	with Depositor

Frederick Lippitt	Director
The Providence Plan
740 Hospital Trust Building
15 Westminster Street
Providence, RI 02903

Mr. Robert C. Nyman	Director
12 Cooke Street
Providence, RI 02906-2006

Philip K. Polkinghorn	Director and President

Paul H. LeFevre, Jr.	Chief Operating Officer

Bernard R. Beckerlegge	Senior Vice President and General Counsel
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William Hayward	Senior Vice President--Administration and Information Services
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Bernhard M. Koch	Senior Vice President and Chief Financial Officer

Stewart R. Morrison	Senior Vice President and Chief Investment Officer
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Garth A. Bernard	Vice President

Daniel C. Bryant	Vice President and Assistant Secretary

Clifford O. Calderwood	Vice President

James P. Greaton	Vice President and Corporate Actuary

James J. Klopper	Vice President and Secretary

Leslie J. Laputz	Vice President
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Kenneth M. LeClair	Vice President
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Jeffrey J. Lobo	Vice President--Risk Management

Suzanne E. Lyons	Vice President--Human Resources

Thomas P. O'Grady	Vice President

Jeffery J. Whitehead	Vice President and Treasurer

Ellen L. Wike	Vice President

Daniel T. H. Yin	Vice President--Investments

Nancy C. Atherton	Assistant Vice President

John G. Bonvouloir	Assistant Vice President

Reese R. Boyd III	Assistant Vice President

Paul R. Coady	Assistant Vice President

Stephen Cross	Assistant Vice President and Assistant Controller
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Kathleen P. Daly	Assistant Vice President

Steven M. Dionisi	Assistant Vice President
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Alan R. Downey	Assistant Vice President
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Gerald L. Fougere	Assistant Vice President
Gregory L. Lapsley	Assistant Vice President
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Shelly L. McIntyre	Assistant Vice President
Sean P. O'Brien	Assistant Vice President

Diane H. Pursley	Assistant Vice President

Richard D. Ribeiro	Assistant Vice President
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Daniel T. Smyth	Assistant Vice President

Donald A. Truman	Assistant Vice President and Assistant Secretary
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Christopher J. Vellante	Assistant Vice President
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Jane Withington	Assistant Vice President

Frederick Lippitt	Assistant Secretary

*125 High Street, Boston, Massachusetts 02110, unless noted otherwise.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.

The Depositor controls the Registrant, KMA Variable Account, Keyport 401 Variable Account, Keyport Variable Account I, and Keyport Variable Account II, under the provisions of Rhode Island law governing the establishment of these separate accounts of the Company.

The Depositor controls Liberty Advisory Services Corp. ("LASC"), a Massachusetts corporation functioning as an investment adviser, through 100% stock ownership. LASC files separate financial statements.

The Depositor controls Keyport Financial Services Corp. ("KFSC"), a Massachusetts corporation functioning as a broker/dealer of securities, through LASC's 100% stock ownership. KFSC files separate financial statements.

The Depositor controls Independence Life and Annuity Company ("Independence Life"), a Rhode Island corporation functioning as a life insurance company, through 100% stock ownership. Independence Life files separate financial statements.

The Depositor controls Keyport Benefit Life Insurance Company ("Keyport Benefit"), a New York corporation functioning as a life insurance company, through 100% stock ownership. Keyport Benefit files separate financial statements.

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The chart for the affiliations of the Depositor is Exhibit 15.

Item 27. Number of Contract Owners.

As of October 6, 2000, there were 0 Qualified Contract Owners and 2 Non-Qualified Contract Owners.

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Item 28. Indemnification.

Directors and officers of the Depositor and the principal underwriter are covered persons under Directors and Officers/Errors and Omissions liability insurance policies issued by ICI Mutual Insurance Company, Federal Insurance Company, Firemen's Fund Insurance Company, CNA and Lumberman's Mutual Casualty Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors and officers under such insurance policies, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in the successful defense of any action, suit or proceeding) is asserted by such director or officer in connection with the variable annuity contracts, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

Keyport Financial Services Corp. (KFSC) is principal underwriter of the variable annuity and variable life insurance contracts. KFSC is the principal underwriter for Variable Account A of Keyport Life Insurance Company. KFSC is also principal underwriter for Variable Account J and Variable Account K of Liberty Life Assurance Company of Boston; for Variable Account A of Keyport Benefit Life Insurance Company; for the KMA Variable Account and Keyport Variable Account-I of Keyport Life Insurance Company; and for the Independence Variable Annuity Separate Account and Independence Variable Life Separate Account of Independence Life and Annuity Acccount. KFSC receives no compensation for its services.

The directors and officers of Keyport Financial Services Corp. are:
Name and Principal	Position and Offices
Business Address*	with Underwriter

Paul T. Holman	Director and Assistant Clerk

James J. Klopper	Director, President and Clerk

Daniel C. Bryant	Vice President

Rogelio P. Japlit	Treasurer

Donald A. Truman	Assistant Clerk

*125 High Street, Boston, Massachusetts 02110.

Item 30. Location of Accounts and Records.

Keyport Life Insurance Company, 125 High Street, Boston, Massachusetts 02110.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings.

(a) Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information or equivalent electronic method; and

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Representation

Depositor represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor. Further, this representation applies to each form of the contract described in a prospectus and statement of additional information included in this registration statement.

SIGNATURES

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the City of Boston and State of Massachusetts, on this 15th day of November, 2000.

Variable Account A
(Registrant)

		BY:	Keyport Life Insurance Company
(Depositor)

		BY:	/s/ Philip K.Polkinghorn*
Philip K. Polkinghorn
President

*BY:	/s/ James J. Klopper		November 15, 2000
	James J. Klopper		Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of Mr. Polkinghorn pursuant to power of attorney duly executed by him and included as part of Exhibit 16 in Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 filed on or about December 10, 1999 (File No. 333-84701; 811-7543).

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Frederick Lippitt*	/s/ Philip K. Polkinghorn*
Frederick Lippitt	Philip K. Polkinghorn
Director	President
(Principal Executive Officer)

/s/ Robert C. Nyman*	/s/ Bernhard M. Koch*
Robert C. Nyman	Bernhard M. Koch
Director	Senior Vice President
(Chief Financial Officer)

/s/ Philip K. Polkinghorn
Philip K. Polkinghorn
Director

*BY:	/s/ James J. Klopper	November 15, 2000
	James J. Klopper	Date
Attorney-in-Fact

* James J. Klopper has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement (File Nos. 333-84701; 811-7543) filed on or about December 10, 1999.

EXHIBIT INDEX

Item		Page

(10)	Consent of Independent Auditors

(15)	Chart of Affiliations

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